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                                      LIMITED LIABILITY COMPANY
                                              AGREEMENT
                                                 of
                                        T3 THERAPEUTICS, LLC

                                a Delaware Limited Liability Company

                                      Dated as of June 25, 2002

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                                          TABLE OF CONTENTS

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                                          TABLE OF CONTENTS

SCHEDULES

..........Schedule 1:  Members and Managers
..........Schedule 2:  Additional Terms and Conditions

EXHIBITS

..........Exhibit A:  Form of Option Agreement
..........Exhibit B:  Form of Promissory Note
..........Exhibit C:  Form of Purchase and Sale Agreement
..........Exhibit D:  Form of Registration Rights Agreement

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                                        T3 THERAPEUTICS, LLC

                                 LIMITED LIABILITY COMPANY AGREEMENT

         THIS LIMITED  LIABILITY  COMPANY  AGREEMENT  shall govern the business and operations of T3
Therapeutics,  LLC, a  Delaware  limited  liability  company  (the  "COMPANY")  and is entered  into effective  as of June 25,  2002 by and among the  persons  identified  as Members  and  Managers  in
SCHEDULE I hereto.  Capitalized  terms used herein and otherwise  undefined  shall have the meanings given to them in Article XI.

         WHEREAS, T3 Therapeutics, Inc., a New York corporation (the "DEVELOPMENT CORPORATION"), has undertaken the  preliminary  design,  development  and research of products  containing T3 (3,5,3' -
Triiodo-L-Thyronine)  or its derivatives as the active  ingredient in compounds and applications for the treatment of diseases and medical conditions (the "PRODUCTS");

         WHEREAS,  Dr.  Irwin L. Klein and Dr. Kaie  Ojamaa,  constitute  all of the  Directors  and
Stockholders of the Development  Corporation and have transferred to the Development Corporation any and all of their intellectual  property rights or other rights and know-how of all kinds that relate to the Products and by the premises hereof, do repeat, confirm and acknowledge such transfer;

         WHEREAS,  in order to secure  funding  for the further  development  of the  Products,  the
Development Corporation has agreed to contribute to the Company, irrevocably, completely and for all time all of its right,  title and  interest in and to the (i)  Products,  (ii) all  technical  data, information,  material and other know-how  currently  owned by the Development  Corporation  that is necessary or useful to the development of the Products (collectively,  the "PRODUCT KNOW-HOW");  and
(iii) all  intellectual  property  rights to the Products  and Product  Know-How  including  but not limited to a certain  Patent  License  with the North Shore  Hospital  (collectively,  the  "PRODUCT
RIGHTS"), in exchange for the Class A Interests set forth and described on SCHEDULE I hereto; and

         WHEREAS,  to  provide  funding  for  such  further  development,  The St.  Lawrence  Seaway
Corporation, an Indiana corporation,  has agreed to subscribe for the Class B Interests set forth on
SCHEDULE I hereto.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

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                                             ARTICLE I

                                       ORGANIZATION AND POWERS

1.01    ORGANIZATION.

         (a)  FORMATION.  The rights and  liabilities  of the  Members  of the  Company  shall be as provided  in  the  Act,  except  as  otherwise  expressly  provided  herein.  In  the  event  of any inconsistency  between any terms and  conditions  contained in this  Agreement and any  nonmandatory provisions of the Act, the terms and conditions contained in this Agreement shall govern.

         (b) CERTIFICATE OF FORMATION;  FILINGS.  A Certificate of Formation (the  "Certificate) has
been  executed  and filed in the Office of the  Delaware  Secretary of State as required by the Act.
With the Consent of the Members,  the Board of Managers of the Company (the "BOARD") may execute and file any duly authorized amendments to the Certificate from time to time in a form prescribed by the
Act. The Board shall also cause to be made, on behalf of the Company,  such  additional  filings and recordings as the Board shall deem necessary or advisable.

         (c) BUSINESS  PURPOSE.  The Company is the successor to the business of owning,  developing and exploiting the Products,  the Product Know-How and the Product Rights.  The Company shall engage solely in the business of developing, manufacturing,  marketing, selling and licensing the Products.
Any change to the business  purpose of the Company  shall  require the approval of the Board and the written  consent  of (i) the Class A Members  holding a majority  of the Class A Units,  voting as a single class and (ii) the Class B Members holding a majority of the Class B Units voting as a single class.

         (d) NAME.  The name of the  Company  shall be T3  Therapeutics,  LLC.  The Company may also conduct  business at the same time under one or more fictitious  names if the Board  determines that such is in the best  interests  of the Company.  The Board may change the name of the Company,  from time to time, in accordance with applicable law with the Consent of the Members.  Tradenames will be filed and published  when and if the Board  determines it necessary.  Any such  tradenames  shall be renewed as required by applicable law.

         (e) PRINCIPAL PLACE OF BUSINESS;  OTHER PLACES OF BUSINESS. The principal place of business of the Company  shall be at such place within or outside the State of Delaware as the Board may from time to time designate. By the approval of the Board, the Company may maintain offices and places of business at such other place or places within or outside the State of Delaware, as and when required by its business and in furtherance of the general character of its business  described herein and in the  Certificate,  and may appoint agents for service of process in all  jurisdictions  in which the
Company  shall  conduct  business.  The Company  shall file such  certificates  and documents as are necessary under the laws of any jurisdictions in which the Company shall conduct business.

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         (f)  DESIGNATED  AGENT FOR SERVICE OF PROCESS.  The Company shall  continuously  maintain a registered office and a designated and duly qualified agent for service of process on the Company in the State of Delaware.

         (g) TERM.  The Company shall  commence on the date that the  Certificate  is filed with the
Office of the  Delaware  Secretary of State and shall  continue  until  terminated  pursuant to this
Agreement.

1.02    POWERS.

         Subject to all other  provisions of this Agreement and in furtherance of the conduct of the business described above and in the Certificate, the Company is hereby authorized to undertake those actions set forth below.

         (a) CONTRACTS. The Company may enter into, execute, modify, amend, supplement, acknowledge, deliver,  perform,  and carry out contracts of any kind,  including  agreements of limited liability companies,  whether as a member or manager,  contracts with Affiliated Persons, including guarantees and joint venture,  limited and general partnership  agreements and contracts  establishing business arrangements or organizations, necessary to, in connection with, or incidental to the accomplishment of the  permitted  business of the Company,  and to secure the same by  mortgages,  pledges or other liens.

         (b)  INDEBTEDNESS.  The Company may borrow  money and issue  evidences of  indebtedness  in furtherance of the permitted  business of the Company and to secure the same by mortgages,  pledges, or other liens.

         (c)  PAYMENT OF  EXPENSES.  The  Company  may,  to the extent that funds of the Company are available, pay all expenses, debts and obligations of the Company.

         (d) GENERAL.  The Company may exercise all the powers and privileges  granted by the Act or any other law or this Agreement,  together with any powers incidental thereto, so far as such powers are  necessary or  convenient to the conduct,  promotion,  or attainment of the permitted  business, trade, purposes, or activities of the Company.

         (e)  OMNIBUS.  The Company may take any other  action not  prohibited  under the Act,  this
Agreement or other applicable law and in furtherance of the business purpose of the Company.

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                                             ARTICLE II

                                             MANAGEMENT

2.01     MANAGERS.

         (a) NUMBER OF MANAGERS.  The initial  number of Managers  shall be two (2) and shall be the
Persons  named in  SCHEDULE I hereto.  The number of  Managers  may be  increased  or  decreased  in accordance with the terms and conditions set forth in this Section 2.01;  PROVIDED,  that the number of Managers shall not be more than six (6) or less than two (2).

         (b) CLASS A  MANAGERS.  The Class A Members  holding a majority  of the Class A Units shall have the right at any time and from time to time to designate and elect up to five (5) Managers (the
"CLASS A MANAGERS");  PROVIDED,  that the Class A Members shall not have the right to designate more than two (2) Class A  Managers  until  after the  sooner  to occur of the  following:  (i) a Control
Release Event;  or (ii) the written consent of the Class B Members holding a majority of the Class B
Units;  PROVIDED,  FURTHER,  that if one of the  conditions  set  forth  immediately  above has been satisfied  and the  Class A Members  desire to  designate  more than two (2) Class A  Managers  such additional  Managers  shall  have  significant  experience  in the  Company's  industry  or  related industries.  Such  designations  and  elections  shall be  effective  upon the delivery of a writing executed by the Class A Members  holding a majority of the Class A Units setting forth the names and brief biographies of such designees to the Board and to the Class B Members.

         (c) CLASS B MANAGER. The Class B Members holding a majority of the Class B Units shall have the right at any time and from time to time to  designate  and elect one (1)  Manager  (the "CLASS B
MANAGER").  Such designation and election shall be effective upon the delivery of a writing executed by the  Class B Members  holding a  majority  of the  Class B Units  setting  forth the name of such designee to the Board and to the Class A Members.

         (d) TERM;  REMOVAL OR  RESIGNATION.  Each Manager shall hold office for a period of one (1)
year or until such  individual is removed by the Members  which  designated  him or her,  resigns or dies. In the event that any Manager dies,  resigns or is unable or unwilling to serve as such, or is removed  from office by the Members  that  designated  him or her,  the  designating  Members  shall promptly elect a successor consistent with the provisions of this Section 2.01.

         (e) NUMBER OF MEETINGS;  NOTICE; OBSERVATION RIGHTS. The Board shall hold at least four (4)
meetings  per year.  At all times,  the Class B Members  shall be  entitled to not less than two (2)
business days advance written notice of any meeting of the Board or committee  thereof (and included therewith  an agenda of items to be discussed  thereat),  and shall be entitled to have a designated representative  present at such meeting. In addition, the Class B Members shall at all times receive written notice of actions taken by the Board or committee thereof,  and shall be entitled to any and all  documents,  reports or financial  information  prepared for, or used by, the Board or committee thereof which such  documents,  reports or financial  information  shall be delivered to the Class B
Members no later than  simultaneously  with their  delivery to the Board or  committee  thereof,  as applicable.

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         (f) REGULAR MEETINGS. Regular meetings of the Board may be held at such times and places as shall from time to time be fixed by resolution of the Board,  and no notice need be given of regular meetings held at times and places so fixed;  PROVIDED,  HOWEVER, that any resolution relating to the holding of regular  meetings  shall  remain in force only if at any  meeting of the Board at which a resolution  is adopted  fixing the times or place or places for any regular  meetings any Manager is absent,  no meeting shall be held pursuant to such  resolution  without  notice to or waiver by such absent Manager pursuant to Section 2.01(h).

         (g) SPECIAL  MEETINGS.  Special  meetings of the Board may be called by the Chairman of the
Board (if any), the President,  or by any one or more Managers and shall be held at the place and on the date and hour designated in the call thereof.

         (h) NOTICES. Notices of any special meeting of the Board shall be given by the Secretary or an Assistant Secretary to each Manager, by mailing to him or her, postage prepaid,  and addressed to him or her at his or her  address  as  registered  on the  books  of the  corporation,  or if not so registered at his or her last known home or business address,  a written notice of such meeting,  at least four days before the  meeting,  or by  delivering  such notice to him or her at least 48 hours before the  meeting or by sending  to him or her at least 48 hours  before the  meeting,  by prepaid telegram  addressed  to him or her at such address or by  facsimile  transmission  or e-mail at such address,  notice of such meeting. In the absence of both such officers,  such notice may be given by the officer or one of the Managers calling the meeting.  Notice need not be given to any Manager who has waived  notice (a) in writing  executed by him or her before or after the meeting and filed with the  records of the  meeting,  or (b) by  attending  the meeting  except for the express  purpose of objecting,  at the beginning of the meeting,  to the transaction of any business because the meeting is not lawfully called or convened.

         (i) ACTIONS BY BOARD.  Any action to be taken by the Board shall  require the approval of a majority of the members of Board;  PROVIDED,  that with  respect to any matter,  agreement  or claim involving the Company, on the one hand, and a Member, Manager or an Affiliated Person of a Member or
Manager,  on the other hand,  the Board shall act solely with the approval of those Managers who are not Affiliated with the  contracting  party. In such instance the Board may take action by less than majority  consent.  In addition,  at any meeting of the Board any number of Managers  present at any meeting or at any adjourned  meeting may adjourn such meeting;  PROVIDED,  that all absent  Managers receive or waive notice  pursuant to Section 2.01(h) of any such  adjournment  that exceeds four (4)
business days.

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         Notwithstanding  anything contained herein to the contrary,  the Company shall not, without the prior written  consent of the Class B Manager (if such Manager has been designated in accordance with Section 2.01(c) above):

               (i)    effect any sale,  lease,  assignment,  transfer or other  conveyance of all or substantially all of the Company's assets;

               (ii)   effect any merger or acquisition;

               (iii)  incur any indebtedness in excess of $100,000;

               (iv)   enter into any material licensing, revenue sharing, development or partnership agreements  other than (i) the North  Shore  Agreement,  or (ii) a license and development  agreement  or a market  agreement,  both of which are of the type
                      currently   contemplated   by  the   Development   Plan  to   result   in  the
                      commercialization  of  the  Products  by  a  nationally  known  pharmaceutical company; or

               (v)    engage in any single capital  expenditure  in excess of $50,000,  or engage in aggregate  capital  expenditures  in excess of $100,000  in any single  fiscal year.

         (j) ACTION BY WRITTEN CONSENT.  Any action required or permitted to be taken at any meeting of the Board,  or of any  committee  thereof,  may be taken  without a meeting if a majority  of the members of the Board or  committee,  as the case may be,  consent  thereto in writing or  electronic transmission,  and the writing or writings  or electron  transmission  are filed with the minutes of proceedings  of the Board or  committee.  Such  filing  shall be in paper  form if the  minutes  are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form

         (k) TELEPHONE MEETINGS.  Members of the Board, or any committee thereof, may participate in a meeting  of such Board or  committee  by means of  conference  telephone  or other  communications equipment  by means of which all persons  participating  in the  meeting  can hear each  other,  and participation in a meeting  pursuant to this Section 2.01(k) shall constitute  presence in person at such meeting.

         (l) PLACE OF  MEETINGS.  The Board may hold its  meetings,  and have an office or  offices, within or without the State of Delaware.

         (m) COMMITTEES.

            (i) The Board may designate one or more committees,  each committee to consist of one or more of the  Managers.  The Board may  designate  one or more  Managers as alternate  members of any committee,  who may replace any absent or disqualified  member at any meeting of the committee.  Any such committee,  to the extent permitted by the resolution of the Board or in this Agreement,  shall have and may exercise all the powers and  authority of the Board in the  management  of the business and affairs of the Company,  and may authorize the seal of the Company (if any) to be affixed to all papers which may require it.

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            (ii) Notwithstanding  anything contained herein to the contrary, no committee shall have the power or  authority  to approve or adopt,  or  recommend  to the  Members,  any action or matter expressly required by the Act or this Agreement to be submitted to the Members for approval.

            (iii) Except as otherwise provided by statute, the Certificate,  or this Agreement,  the affirmative  vote of at least a majority  of the  members of the  committee  shall be the act of the committee.

            (iv) Each committee,  except as otherwise provided by resolution of the Board, shall fix the time and place of its  meetings  within or without  the State of  Delaware,  shall adopt its own rules and  procedures,  and shall keep a record of its acts and proceedings and report the same from time to time to the Board.

2.02   MANAGERS AS MEMBERS.

         Any Manager  may,  but need not,  hold an  Interest  in the  Company as a Member,  and such person's  rights and interest as a Manager shall be distinct and separate from such person's  rights and Interest as a Member.

2.03   MANAGEMENT OF THE COMPANY.

         The  business  affairs of the Company  shall be managed by and under the  direction  of the
Board. All management and other  responsibilities  not specifically  reserved to the Members in this
Agreement  shall be vested in the  Board,  and the  Members  shall have no voting  rights  except as specifically provided in this Agreement.  Each Manager shall devote, and if applicable,  shall cause the Company's officers to devote, such time to the affairs of the Company as is reasonably necessary for performance by the Manager of his or her duties; PROVIDED, such Persons shall not be required to devote full time to such affairs.  The Board shall have the right and power to manage,  operate, and control the Company and to do all things which the Board may deem  necessary  or  desirable  for the
Company or its permitted business including the appointment of officers and agents, and the granting of authority to such officers and agents to perform certain functions,  and to enter into contracts, all as authorized and on the terms and subject to the  limitations  established by the Board. In the event of a vacancy in the Board, the remaining  Managers  (except as otherwise  provided by law) may exercise the powers of the full Board until the vacancy is filled.

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2.04    DUTIES OF CARE AND LOYALTY OF MANAGERS.

         DUTY OF CARE.  The Managers do not in any way guarantee the return of the Members'  Capital
Contributions or a profit for the Members from the operations of the Company.  In discharging  their duties,  the Managers shall have the benefit of the "business  judgment rule" (as established  under
Delaware  corporate law) and, in addition thereto,  may rely in good faith upon the records required to be maintained under this Agreement and upon such information,  opinions, reports or statements by any of the  Members,  officers or their  agents,  or by any other  Person as to matters the Managers reasonably believe are within such other Person's professional or expert competence and who has been selected  with  reasonable  care by or on behalf of the Company,  including  information,  opinions, reports or  statements as to the value and amount of the assets,  liabilities,  profits or losses of the Company or any other facts pertinent to the existence and amount of Company  property from which distributions might properly be paid.

         DUTY OF LOYALTY.  The Managers  shall have a duty of loyalty to the  Company.  This duty of loyalty owed by the  Managers to the Company  shall be identical to that of the duty of loyalty owed by the  members  of the  board  of  directors  of a  Delaware  corporation  to such  corporation  as established under Delaware law.

2.05    CONTRACTS WITH AFFILIATED PERSONS.

         The Company may enter into one or more oral or written  agreements,  leases,  contracts  or other  arrangements  for the  furnishing  to or by the Company of goods,  services or space with any
Member, Manager or Affiliated Person thereof (including as an officer pursuant to Section 2.08 or as a non-officer employee), and may pay compensation thereunder for such goods, services or space if:

            (i) The material facts as to the contracting party's  relationship or interest and as to the contract or  transaction  are  disclosed or are known to the Board,  and the Board in good faith authorizes the contract or transaction in accordance with Section 2.01(i);

            (ii) The material facts as to the contracting party's relationship or interest and as to the  contract  or  transaction  are  disclosed  or are known to the  Members,  and the  contract  or transaction is specifically  approved in good faith by the written consent of a majority in interest of those Members who are not Affiliated with the contracting party; and

            (iii)  The  contract  or  transaction  is fair as to the  Company  as of the  time it is authorized, approved or ratified by the Board and the Members.

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2.06   COMPENSATION OF MANAGERS AND MEMBERS.

         No  payment  shall be made by the  Company to any  Manager  or Member  for such  Manager or
Member's  services  as a Manager or Member  except as  expressly  provided in this  Agreement  or as approved  by the  Board  with  the  Consent  of the  Members.  Each  Manager  shall be  entitled  to reimbursement from the Company for all expenses  reasonably incurred by such Manager in managing and conducting the business and affairs of the Company.  The Board shall determine  which  expenses,  if any, are  allocable to the Company in a manner that is fair and  reasonable  to the Managers and the
Company,  and if such  allocation  is made in good faith it shall be  conclusive  in the  absence of manifest  error.  The foregoing  shall not prohibit  payments and  reimbursements  to any Manager or
Member who is also an officer of the Company, in such Person's capacity as an officer, to the extent approved by the Board.

2.07    INDEMNIFICATION OF MANAGERS, OFFICERS AND OTHERS.

         Each Manager  (including  any Manager acting within the scope of his or her authority as an officer appointed under Section 2.08), and the officers,  directors, and shareholders of any Manager which is a corporation,  shall be entitled to indemnity from the Company for any liability  incurred and/or for any act  performed  by them  within the scope of the  authority  conferred  on them by or pursuant  to this  Agreement,  and/or for any act  omitted to be  performed,  except for their gross negligence  or willful  misconduct,  which  indemnification  shall include all  reasonable  expenses incurred,  including reasonable legal and other professional fees and expenses. Upon the approval of the Board, the Company may make  advancements of any such expenses.  The doing of any act or failure to do any act by a  Manager,  the  effect  of which  may  cause or  result  in loss or damage to the
Company,  if done in good faith to promote the best interests of the Company,  shall not subject the
Manager to any liability to the Members except for gross negligence or willful misconduct.

2.08    OFFICERS OF THE LLC.

         (a) ENUMERATION. The officers of the Company shall be a President, a Secretary, a Treasurer and such Vice  Presidents,  Assistant  Secretaries,  Assistant  Treasurers and other officers as the
Board may from time to time  determine  and elect or appoint.  The  President,  the  Secretary,  the
Treasurer and nominees to any other offices created by the Board shall be elected by the Board.  Two or more offices may be held by the same person.

         (b) TERM. Upon election,  each of the officers of the Company shall hold office until their respective successors are elected and qualified or until their earlier resignation or removal.

         (c)  VACANCIES.  Any vacancy at any time  existing in any office may be filled by the Board pursuant to subsection (a) above.

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         (d) PRESIDENT.  The President shall be the chief executive officer of the Company except as the Board may  otherwise  provide.  It shall be his duty and he shall have the power to see that all orders and  resolutions  of the Board are carried into effect.  He shall from time to time report to the Board all matters  within his  knowledge  which the  interests  of the Company may require to be brought to its notice.  The President  shall perform such duties and have such powers  additional to the foregoing as the Board shall designate.

         (e) VICE  PRESIDENT.  In the absence or disability of the President,  his powers and duties shall be performed by the Vice  President,  if elected and if only one, or, if more than one, by the one  designated  for the  purpose  by the Board or, in the  absence  of such  designation,  the Vice
President  longest  serving in such  capacity as of date of such  absence or  disability.  Each Vice
President  shall  perform such duties and have such powers  additional to the foregoing as the Board shall designate.

         (f)  TREASURER.  The  Treasurer  shall keep full and  accurate  accounts  of  receipts  and disbursements  in books  belonging  to the Company  and shall  deposit or oversee the deposit of all monies and other valuable effects in the name and to the credit of the Company in such  depositories as shall be designated by the Board or in the absence of such designation in such depositories as he shall from time to time deem proper.  He shall disburse or oversee the  disbursement of the funds of the Company as shall be ordered by the Board,  taking  proper  vouchers for such  disbursements.  He shall  promptly  render to the President and to the Board such  statements of his  transactions  and accounts as the President and Board may from time to time require.  The Treasurer shall perform such duties and have such powers additional to the foregoing as the Board may designate.

         (g) ASSISTANT  TREASURER.  In the absence or disability  of the  Treasurer,  his powers and duties shall be performed by the  Assistant  Treasurer,  if elected and if only one, or if more than one, by the one designated for the purpose by the Board or, in the absence of such designation,  the
Assistant  Treasurer  longest  serving as of the date of such absence or disability.  Each Assistant
Treasurer  shall  perform such duties and have such powers  additional to the foregoing as the Board shall designate.

         (h) SECRETARY.  The Secretary shall issue notices of all meetings of Members,  of the Board and of committees  thereof where notices of such meetings are required by law or this Agreement.  He shall  record  the  proceedings  of the  meetings  of the  Members  and of the  Board  and  shall be responsible  for the  custody  thereof  in a book to be kept for that  purpose.  He shall  sign such instruments as require his signature.  In his absence at any meeting,  an Assistant Secretary or the
Secretary pro tempore shall perform his or her duties thereat. He shall perform such duties and have such powers additional to the foregoing as the Board shall designate.

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         (i) ASSISTANT  SECRETARY.  In the absence or disability  of the  Secretary,  his powers and duties shall be performed by the Assistant  Secretary,  if elected and if only one, or, if more than one, by the one designated for the purpose by the Board or, in the absence of such designation,  the
Assistant  Secretary  longest  serving as of the date of such absence or disability.  Each Assistant
Secretary  shall  perform such duties and have such powers  additional to the foregoing as the Board shall designate.

         (j) REMOVAL. The Board may remove any officer, either with or without cause, at any time.

         (k) BOND.  The Company may secure the  fidelity of any or all of its  officers or agents by bond or otherwise.

         (l)  RESIGNATION.  Any officer,  agent or employee of the Company may resign at any time by giving  written notice to the Board,  to the President or to the Secretary of the Company.  Any such resignation shall take effect at the time specified therein, or, if the time be not specified,  upon receipt thereof;  and unless otherwise  specified therein,  the acceptance of such resignation shall not be necessary to make it effective.

                                            ARTICLE III

                                  MEMBERS AND CAPITAL CONTRIBUTIONS

3.01    CAPITAL ACCOUNTS.

         A separate  Capital  Account shall be maintained for each Member,  including any Member who shall  hereafter  acquire an  Interest in the  Company.  Capital  Accounts  shall be  maintained  in accordance with the provisions of Section 704 of the Code and the Regulations thereunder,  except as provided herein.

3.02    INITIAL MEMBERS AND INITIAL CAPITAL CONTRIBUTIONS.

         (a) INITIAL CONTRIBUTION BY DEVELOPMENT CORPORATION. The execution of this Agreement by the
Development Corporation shall be deemed to constitute the full complete and irrevocable contribution by the Development Corporation (and in turn by the Stockholders thereof) of all its right, title and interest in and to the  Products,  the Product Know How and the Product  Rights,  and thereby  shall constitute the making of the Capital Contribution required by the Class A Member for the issuance of the Class A Interest acquired herein and described on SCHEDULE I hereto.

         (b) INITIAL  CONTRIBUTION BY ST.  LAWRENCE.  On the date of this Agreement St. Lawrence has contributed  to the capital of the Company,  the amount of cash or property  having an agreed value, set forth opposite its name on SCHEDULE 1 hereto in  consideration  for the issuance to St. Lawrence of the Class B Interest described on SCHEDULE I hereto.

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         (c) CLASS B OPTION.  There is hereby  authorized by the execution of this  Agreement by the parties  hereto,  an option (the "CLASS B OPTION") to Edward B. Grier III (the  "Option  Holder") to
purchase a Class B Interest  that equals (at the time of issuance) an aggregate of 2.5% of the fully diluted Interest of the Company,  which such option shall be in substantially in the form of EXHIBIT
A attached  hereto (the "OPTION  AGREEMENT').  Upon the exercise of the Class B Option by the Option
Holder in accordance with the Option  Agreement,  the Option Holder shall be admitted to the Company as a Class B Member.

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3.03    ADDITIONAL MEMBERS.

         Additional Persons may be admitted to the Company as Members,  and additional Interests may be created and assigned and/or issued to those additional Persons and/or to existing Members, all on the terms and  conditions  approved by the Board at the time of admission,  subject to the Company's receipt of such  Capital  Contribution  (if any) as may be agreed  upon  between  the Board and such
Person. Notwithstanding anything contained in this Agreement to the contrary, the terms of admission or issuance may not create any class or series of Interests  having rights,  powers or duties senior to those of any existing Interests unless the Board has obtained the majority written consent of the
Members  holding the  Interests in such junior  class(es).  The Board shall  reflect the creation of additional  Interests by amendment of SCHEDULE I hereto,  and shall  reflect the creation of any new class or series in an amendment to this Agreement indicating the different rights, powers and duties possessed by the several classes or series of Interests, either of which amendments need be executed only by the Board.

3.04     NO WITHDRAWAL OF OR INTEREST ON CAPITAL.

         Except as  otherwise  set forth herein no Member shall have the right to resign and receive any distribution from the Company as a result of resignation,  and no Member shall have the right to receive the return of all or any part of his, her, or its Capital  Contributions or Capital Account,
or any other distribution,  except as provided in Section 3.08, 4.01, 4.02 and 8.03. No Member shall have any right to demand and receive  property of the Company in exchange  for all or any portion of his, her, or its Capital  Contributions or Capital  Account,  except as provided in Section 8.03 and
4.02 upon  dissolution and liquidation of the Company,  or as set forth in SCHEDULE I hereto.  Other than as set forth in Section 3.08 and in the Additional  Terms and Conditions,  no interest or prior or preferred  return shall accrue or be paid on any Capital  Contribution  or Capital Account except pursuant to Section 4.01 and 4.02, as the same may be hereafter amended.

3.05    LIABILITY OF MEMBERS.

         No  Member  or  Manager  shall be  entitled,  obligated  or  required  to make any  Capital
Contribution  in addition to his, her or its Capital  Contribution  made under Section 3.02 or to be made under Section 3.06(d),  or any loan, to the Company. No Member, in his, her, or its capacity as a Member,  shall have any  liability  to restore any  negative  balance in his,  her, or its Capital
Account or to contribute to, or in respect of, the liabilities or the obligations of the Company, or to restore any amounts  distributed  from the  Company,  except as may be required  under the Act or other  applicable  law. In no event shall any Member,  in his, her, or its capacity as a Member,  be personally liable for any liabilities or obligations of the Company.

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3.06    ADDITIONAL CAPITAL REQUIREMENTS.

         (a) NEW INTERESTS. In the event that the Company requires additional funds to carry out its purposes, to conduct its business, or to meet its obligations,  the Company may create and issue and
/or assign  additional  Interests to such investors as the Board may determine,  or may borrow funds from such lender(s) as the Board may  determine,  in each case including any one or more Managers or existing Members, all on such terms and conditions as are approved by the Board.

         (b) LOANS. No loan made to the Company by any Member or Manager shall  constitute a Capital
Contribution to the Company for any purpose.

         (c) DEFAULTS.  No Member or Manager shall have any obligation to give notice of an existing or potential  default of any obligation of the Company to any of the Members or Managers,  nor shall any Member or Manager be obligated  to make any Capital  Contributions  or loans to the Company,  or otherwise  supply or make  available  any funds to the  Company,  even if the failure to do so would result in a default of any of the Company's  obligations  or the loss or  termination  of all or any part of the Company's assets or business.

         (d) FOLLOW-ON CAPITAL CONTRIBUTION. The Class B Member shall be required to make additional
Capital  Contributions  to the Company equal to $750,000  (the  "FOLLOW-ON  CAPITAL  CONTRIBUTION");
PROVIDED, that such Follow-on Capital Contribution shall be required only if prior to the expiration of the twenty-four (24) month period  following the date of this Agreement,  the Company has secured an "IND" from the U.S. Department of Health and Human Services Food and Drug  Administration,  which
"IND" shall be consistent with the  description of the IND set forth in the  Development  Plan. Such
Follow-on Capital Contribution shall be made within ten (10) days of the Class B Member's receipt of a  written  "Contribution  Notice"  given to the  Class B Member  by the  Company  attesting  to the following:  (i) the issuance of the IND described  above;  (ii) that all  development  or partnering agreements in effect,  or contemplated,  as of the date thereof,  are in full force and effect,  and remain adequate for the task anticipated;  and (iii) a then current  Development  Status Report. The
Company and the Class B Member may agree, in their  respective sole  discretion,  to modify or waive any requirements set forth above.

         In the event that a Class B Member  transfers  all or a portion  of its Class B Units,  the transferee(s)  thereof  shall,  if required by the  transferor,  pay that  portion of the  Follow-on
Capital Contribution attributable to the transferred Class B Units on a pro rata basis.

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3.07    THIRD PARTY LIABILITIES.

         The  provisions  of this Article III are not intended to be for the benefit of any creditor or other  Person  (other than a Member in his,  her, or its capacity as a Member) to whom any debts, liabilities,  or obligations are owed by (or who otherwise has any claim against) the Company or any
of  the  Members.  Moreover,   notwithstanding  anything  contained  in  this  Agreement,  including specifically but without  limitation this Article III, no such creditor or other Person shall obtain any rights under this Agreement or shall, by reason of this Agreement,  make any claim in respect of any debt, liability, or obligation (or otherwise) against the Company or any Member.

3.08    CLASS B REDEMPTION RIGHTS AND REDEMPTION ON CERTAIN EVENTS.

         (a) JANUARY 2, 2007.  The Class B Member shall have the right on written  notice to require the  Company to redeem all or any  portion  of its Class B Units on or after  January 2, 2007,  at a redemption  price equal to the Class B Member's  Capital  Contribution  plus a cumulative  preferred return of six percent (6%) per annum (the "CLASS B REDEMPTION PRICE"). Such Class B Redemption Price
shall be payable in immediately available funds within one hundred twenty (120) days of the delivery of such Class B Member notice.

         (b)  FAILURE TO  MATERIALLY  CONFORM  WITH  DEVELOPMENT  PLAN.  If at any time the  Product development shall cease to proceed  materially in conformance with the Development Plan for a period of one hundred and eight (180) days after the IND is obtained or the IND is not obtained by June 30,
2004,  then in each case,  the Class B Member  shall be entitled to redeem all or any portion of the
Class B Units upon written  notice to the Company for an amount  equal to its Capital  Contribution, and if the Company does not have  sufficient  liquid assets to pay such  redemption  price,  then it shall  provide a demand note in  substantially  the form of EXHIBIT B attached  hereto (the  "Demand
Note") for the unpaid portion  thereof.  The Demand Note shall be due and payable within one hundred twenty (120) days of demand  thereon and shall be secured by a lien on all of the Company's  assets.
The Company and the Class B Member may agree,  in their  respective  sole  discretion,  to modify or waive any requirements set forth above.

                                             ARTICLE IV

                                            DISTRIBUTIONS

4.01    DISTRIBUTION OF COMPANY FUNDS.

         Except as provided in Section  4.02,  4.04 and the  Additional  Terms and  Conditions,  all
Company  funds,  which  are  determined  by the  Board to be  available  for  distribution  shall be distributed to the Members in proportion to their respective Percentage Interests.

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4.02    DISTRIBUTION UPON DISSOLUTION.

         Proceeds from a Terminating Capital Transaction and amounts available upon dissolution, and after  payment  of, or  adequate  provision  for,  the debts and  obligations  of the  Company,  and liquidation  of any  remaining  assets of the  Company,  shall be  distributed  and  applied  in the following priority:

            (i) First,  to fund reserves for  liabilities  not then due and owing and for contingent liabilities to the extent deemed  reasonable by the Board;  PROVIDED,  that,  upon the expiration of such period of time as the Board shall deem advisable,  the balance of such reserves remaining after payment of such  contingencies  shall be  distributed  in the manner  hereinafter  set forth in this
Section 4.02; and

            (ii)  Second,  to the  Members,  an amount  sufficient  to reduce the  Members'  Capital
Accounts to zero, in proportion to the positive  balances in such Capital Accounts (after reflecting in such Capital Accounts all adjustments thereto  necessitated by (A) all other Company transactions
(including distributions and allocations of Profits and Losses and items of income, gain, deduction, and loss) and (B) such Terminating Capital Transaction).

         Notwithstanding  anything  contained in this  Agreement to the contrary,  in the event of a
Terminating Capital Transaction, as a condition to the consummation of such transaction, the Class B
Member  first shall be paid the higher of (a) the Class B  Redemption  Price  immediately  after the distribution  or application of amounts to fund reserves for certain  liabilities as provided for by
Subsection  (i)  above,  or (b) the  Class B  Members'  proportionate  share of the net value of the
Company's  assets.  If the  Class B Member is paid the Class B  Redemption  Price,  then the Class B
Member's  Capital Account shall be reduced by an amount equal to the Class B Redemption Price before the Class B Member joins in any distributions provided for by subsection (ii) above.

4.03    DISTRIBUTION OF ASSETS IN KIND.

         No Member shall have the right to require any  distribution of any assets of the Company in kind. If any assets of the Company are  distributed in kind, such assets shall be distributed on the basis of their fair market value as determined by the Board.  Any Member entitled to any interest in such assets shall, unless otherwise  determined by the Board, receive separate assets of the Company and not an  interest  as  tenant-in-common,  with other  Members so  entitled,  in each asset  being distributed.

4.04    DISTRIBUTIONS TO COVER MEMBERS' TAX LIABILITY.

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         Unless the Board shall determine that the Company does not have sufficient liquid assets to make the distribution  contemplated by this Section 4.04 consistent with prudent business  practice, the Board shall, at a minimum, distribute to Members, no less often than quarterly, amounts intended to cover the potential  federal,  state,  or local tax obligations of such Members on account of the cumulative  allocation to them of taxable income in excess of tax losses pursuant to this Agreement.
For purposes of the foregoing,  such federal,  state, and local tax obligations of each Member shall be assumed to equal the highest  effective  combined federal and state income tax rate applicable to any Member multiplied by each Member's Percentage  Interest multiplied by the cumulative  allocation to all Members of taxable  income in excess of tax losses  determined as described in the definition of Profits  and Losses  without  the  adjustments  listed  therein,  with the result  reduced by the cumulative amount previously  distributed pursuant to this Section 4.04. Partial  distributions made to the Members pursuant to this Section 4.04 shall be made in proportion to their respective amounts calculated  under the  previous  sentence.  For  purposes of  applying  Section  4.04 to  subsequent distributions to the Members,  distributions made pursuant to this Section 4.04 shall be disregarded and shall not be deemed to have been made pursuant to Section 4.01.

                                             ARTICLE V

                                  ALLOCATION OF PROFITS AND LOSSES

5.01    ALLOCATION OF PROFITS AND LOSSES.

         (a) After giving effect to the  allocations set forth in Section 9.01 and 9.02, and subject to the other  provisions  of Article IX,  Profits  shall be  allocated  in the  following  order and priority:

            (i) First, in proportion to any deficit Capital  Account  balances,  until such deficits are eliminated; and

            (ii)  Second,  to each Member until the balance in his,  her, or its Capital  Account is equal to the amount of such Member's Adjusted Capital Contributions; and

            (iii) Third, any remaining Profits shall be allocated among the Members in proportion to their respective Percentage Interests.

         (b) After giving effect to the  allocations set forth in Section 9.01 and 9.02, and subject to the other  provisions  of Article  IX,  Losses  shall be  allocated  in the  following  order and priority:

            (i) First,  to each Member to reduce the balance in his, her, or its Capital  Account to an amount equal to such Member's Adjusted Capital Contributions; and

            (ii) Second, to each Member to reduce the balance in his, her, or its Capital Account to zero; and

            (iii) Third,  any remaining Losses shall be allocated among the Members in proportion to their respective Percentage Interests.

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                                             ARTICLE VI
                                           FISCAL MATTERS

6.01   BOOKS AND RECORDS.

         The Board shall keep or cause to be kept  complete  and  accurate  books and records of the
Company on the income tax method of reporting and otherwise in accordance  with  generally  accepted accounting  principles  consistently  applied.  Such documents and information as are required to be furnished  to the  Members  under the Act shall be made  available  at an office of the  Company for
examination  and  copying  by  any  Member  or  Manager,   or  his,  her,  or  its  duly  authorized
representative, at his reasonable request and at his expense during ordinary business hours.

6.02   BANK ACCOUNTS.

         Bank  accounts  and/or other  accounts of the Company  shall be  maintained in such banking and/or other financial  institution(s)  as shall be selected by the Board, and withdrawals  shall be made and other  activity  conducted on such  signature or  signatures  as shall be determined by the
Board.

6.03   FISCAL YEAR.

         The fiscal year of the Company shall end on December 31 of each year.

6.04   TAX MATTERS PARTNER.

         The Tax Matters Partner shall be the Person so named in SCHEDULE I hereto.  At any time and from time to time if there is no Tax Matters Partner, a Tax Matters Partner may be designated by the
Approval of the Board. The Tax Matters Partner is hereby authorized to, and shall perform all duties of, a "tax matters partner" under the Code and shall serve as Tax Matters Partner until his, her, or its resignation or until the designation of his, her, or its successor, whichever occurs sooner.

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                                             ARTICLE VII

                                   TRANSFERS AND COMPANY ISSUANCES

7.01   RESTRICTIONS ON TRANSFER.

         (a) No Member may Transfer all or any part of his, her, or its Units, or otherwise withdraw from the Company,  except with the prior written  approval of the Board  (excluding a Manager who is the proposed transferor or an Affiliate of the proposed transferor,  unless such Manager is the sole
Manager of the Company),  which may be withheld for any reason or for no reason.  No transferee of a
Transfer  may be admitted as a Member  except with the prior  written  approval of the Board and the
Consent  of the  Members,  which  may be  withheld  for any  reason or for no  reason,  and upon the satisfaction of the other requirements of this Agreement.

         Notwithstanding  the  foregoing  to the  contrary  (i) the transfer of Class A Units by the
Development  Corporation  to the  Option  Holder  pursuant  to a  Purchase  and  Sale  Agreement  in substantially  the form of EXHIBIT C attached  hereto shall be expressly  permitted  hereby and upon such transfer the Option  Holder shall be admitted to the Company as a Class A Member,  subject only to the other provisions set forth in this Section 7.01 and (ii) the transfer of Class B Units by St.
Lawrence to any of its  Affiliates  shall be expressly  permitted  hereby and upon such transfer any such Affiliate shall be admitted to the Company as a Class B Member, subject to the other provisions set forth in Section 7.01.

         (b) No Person who becomes the holder by operation of law of all or any portion of the Units may be admitted as a Member except with the prior  written  approval of the Board and the Consent of the Members,  which may be withheld for any reason or for no reason,  and upon  satisfaction  of the other requirements of this Agreement.

         (c) Every Transfer of a Unit permitted by this Article VII shall nevertheless be subject to the following:

            (i) No  Transfer  of any Units may be made if such  Transfer  would cause or result in a breach of any agreement  binding upon the Company or of then applicable rules and regulations of any governmental  authority having jurisdiction over such Transfer. The Board may require as a condition of any Transfer that the transferor assume all costs incurred by the Company in connection therewith and furnish an opinion of counsel,  satisfactory to the Company both as to counsel and opinion, that the proposed Transfer complies with applicable law, including federal and state securities laws, and does not cause the  Company to be an  investment  company as such term is defined in the  Investment
Company Act of 1940, as amended.

            (ii)  Notwithstanding  anything  contained  herein  to the  contrary,  no Unit  shall be transferred  if, by reason of such  Transfer,  the  classification  of the Company as an Company for federal income tax purposes would be adversely  affected or  jeopardized,  or if such Transfer would have any other substantial adverse effect for federal income tax purposes.

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            (iii) In the  event of any  Transfer,  there  shall be  filed  with the  Company  a duly executed and acknowledged counterpart of the instrument effecting such Transfer. The transferee,  if any, shall execute such additional  instruments as shall be reasonably required by the Board. If and for so long as such  instruments  are not so executed and filed,  the Company need not recognize any such  Transfer for any purpose,  and the  transferee  shall be entitled only to the rights which are required under the Act to be afforded to a transferee who does not become a Member.

            (iv) Upon the admission or withdrawal of a Member,  this  Agreement  (including  without limitation SCHEDULE I hereto) and/or the Certificate shall be amended  appropriately by the Board to reflect  the then  existing  names and  addresses  of the Members  and their  respective  Percentage
Interests and Units.

         (d) A  transferor  of a Unit  shall,  if the  transferee  is a Member  hereunder  or if the transferee  becomes a Member pursuant to the provisions of this Agreement,  be relieved of liability under this  Agreement  with  respect to the  transferred  Unit  arising or  accruing on or after the effective date of the Transfer.

         (e) Any Person who acquires in any manner whatsoever a Unit, whether or not such Person has accepted and assumed in writing the terms and provisions of this Agreement or been admitted into the
Company as a Member as  provided  in this  Section  7.01,  shall be  deemed,  by  acceptance  of the acquisition  thereof,  to have agreed to be subject to and bound by all of the  obligations  of this
Agreement  with respect to such Unit and shall be subject to the  provisions of this  Agreement with respect to any subsequent Transfer of such Unit.

         (f) Any Transfer in  contravention of any of the provisions of this Agreement shall be null and void and  ineffective  to  transfer  any  interest  in the  Company,  and shall not bind,  or be recognized  by, or be recorded on the books of, the Company,  and any transferee or assignee in such transaction shall not be or be treated as or deemed to be a Member for any purpose. In the event any
Member  shall  at any  time  Transfer  a Unit  in  contravention  of any of the  provisions  of this
Agreement,  then each other Member shall,  in addition to all rights and remedies at law and equity, be entitled to a decree or order  restraining  and  enjoining  such  transaction,  and the offending
Member shall not plead in defense  thereto  that there would be an adequate  remedy at law, it being expressly  hereby  acknowledged  and agreed that damages at law would be an inadequate  remedy for a breach or threatened  breach of the violation of the provisions  concerning  such  transactions  set forth in this Agreement.

7.02    RIGHT OF PARTICIPATION IN COMPANY SALES.

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         (a) RIGHT OF PARTICIPATION ON COMPANY  ISSUANCES.  The Company shall, prior to any proposed issuance by the Company of any of  securities  for cash (other than debt  securities  with no equity feature),  first  offer to each Class B Member by written  notice the right,  for a period of thirty
(30) days,  to purchase  for cash at an amount equal to the price or other  consideration  for which such  securities are to be issued,  all such  securities.  Each  purchasing  Class B Member shall be entitled  to  purchase  its pro rata share of such  offered  securities  based  upon the  Percentage
Interest of such purchasing Class B Member in relation to the aggregate Percentage Interests held by all  purchasing  Class B  Members  unless  the  purchasing  Class B  Members  agree  to a  different allocation.

         (b) EXCEPTIONS TO RIGHT OF PARTICIPATION.  The participation  rights of each of the Class B
Members  pursuant to this Section 7.02 shall not apply to securities  issued or issuable:  (a) as an equity dividend or upon any subdivision of Units;  PROVIDED,  that the securities issued pursuant to such  dividend or  subdivision  are limited to  additional  Units,  (b)  pursuant to  subscriptions, warrants, options, convertible securities, or other rights which are outstanding or the date of this
Agreement,  (c) pursuant to a public  offering,  (d) pursuant to the grant or exercise of options or warrants to purchase Units granted in the future to directors, officers, employees or consultants of the Company and approved after the date of this Agreement by the Board,  (e) in connection  with any strategic  partner  alliance or joint  venture  where the parties to such venture are not  financial investors, or (f) in connection with the acquisition by the Company of a business or other entity or operating  assets of a business or other entity where the Company is the surviving entity and is not the target of such acquisition.

         (c)  MECHANICS  OF RIGHT OF  PARTICIPATION.  The  Company's  written  notice to the Class B
Members shall describe the  securities  proposed to be issued by the Company and specify the number, price and payment terms.  Each of the Class B Members may accept the Company's  offer as to the full number of securities  offered to it or any lesser  number,  by written notice thereof given by it to the Company  prior to the  expiration of the  aforesaid  thirty (30) day period,  in which event the
Company  shall sell and such party shall buy,  upon the terms  specified,  the number of  securities agreed to be purchased by such party at such time and  commensurate  with the sale by the Company of all of the remainder of such  securities and as hereinafter  provided.  The Company shall be free at any time prior to one hundred and twenty (120) days after the date of its notice of offer to each of the  Class B  Members,  to offer  and sell to any  third  party or  parties  the  remainder  of such securities  proposed to be issued by the Company  (including  but not limited to the  securities not agreed by the Class B Members to be  purchased  by them),  at a price and on  payment  terms no less favorable  to the  Company  than  those  specified  in such  notice of offer to the Class B Members.
However,  if such third party sale or sales are not  consummated  within such  120-day  period,  the
Company shall not sell such  securities as shall not have been purchased  within such period without again complying with this Section 7.02.

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         (d) EXPIRATION OF PARTICIPATION  RIGHTS. The participation rights set forth in this Section
7.02 shall expire on the two (2) year  anniversary  date of this  Agreement;  PROVIDED,  that if the
Company commences but does not consummate an offering prior to the above referenced  expiration date the expiration date shall be extended until such offering closes.

                                            ARTICLE VIII

                                     DISSOLUTION AND TERMINATION

8.01    LIMITATIONS.

         The Company may be dissolved, liquidated, and terminated only pursuant to the provisions of this Article VIII, and the parties hereto do hereby  irrevocably waive any and all other rights they may have to a dissolution of the Company or a sale or partition of any or all of the Company assets.

8.02    EVENTS CAUSING DISSOLUTION.

         Notwithstanding  the Act, the Company shall be dissolved and its affairs wound up only upon the occurrence of any of the following events:

         (a) A Terminating Capital  Transaction;  PROVIDED,  that no Terminating Capital Transaction may occur  without  the prior  written  approval  of the Board,  the  Consent of the Members and the satisfaction of the conditions set forth in Section 4.02;

         (b) The  election to dissolve the Company made in writing by the approval of the Board with the Consent of the Members; or

         (c) Any consolidation or merger of the Company with or into any entity in which the Company is not the resulting or surviving entity;  PROVIDED,  that no such consolidation or merger may occur without the prior written approval of the Board and the Consent of the Members; or

         (d) Any dissolution of the Company other than as provided in this Paragraph 8.02 shall be a dissolution in contravention of this Agreement.

8.03    PROCEDURES ON DISSOLUTION.

         Upon dissolution of the Company,  the Board or if none, a liquidator elected by the Consent of the Members, shall liquidate the assets of the Company, apply and distribute the proceeds thereof under Section 4.02 of this Agreement,  and cause the  cancellation of the  Certificate.  The Company shall not terminate until the Certificate shall be canceled.

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                                             ARTICLE IX

                                      TAX ALLOCATION PROVISIONS

9.01    REQUIRED REGULATORY ALLOCATIONS.

         (a) LIMITATION ON AND  REALLOCATION OF LOSSES.  At no time shall any allocations of Losses, or any item of loss or  deduction,  be made to a Member if and to the extent such  allocation  would cause such Member to have, or would increase, any Adjusted Capital Account Deficit of such Member at the end of any fiscal  year.  To the extent  any  Losses or items are not  allocated  to one or more
Members pursuant to the preceding  sentence,  such Losses shall be allocated to the Members to which such losses or items may be allocated without violation of this Section 9.01(a).

         (b) MINIMUM GAIN CHARGE-BACK. If there is a net decrease in the Minimum Gain of the Company during any fiscal  year,  then items of income or gain of the Company for such fiscal year (and,  if necessary,  subsequent  fiscal  years)  shall be allocated to each Member in an amount equal to such
Member's share of the net decrease in the Minimum Gain,  determined in accordance  with  Regulations
Section 1.704-2(d)(1). A Member's share of the net decrease in the Minimum Gain of the Company shall be determined in accordance with Regulations Section 1.704-2(g).  The items of income and gain to be so  allocated  shall  be  determined  in  accordance  with  Regulations  Section  1.704-2(f)(6)  and
1.704-2(j)(2).

         (c) PARTNER  MINIMUM GAIN  CHARGE-BACK.  Notwithstanding  any contrary  provisions  of this
Article IX, other than Section  9.01(b)  above,  if there is a net decrease in Partner  Minimum Gain attributable to Partner Nonrecourse Debt during any fiscal year, then each Member who has a share of such Partner Minimum Gain,  determined in accordance with Regulations Section  1.704-2(i),  shall be allocated items of income and gain of the Company, determined in accordance with Regulations Section
1.704-2(j)(2)(ii),  for such fiscal year (and, if necessary,  subsequent  fiscal years) in an amount equal to each such Member's  share of the net decrease in such Partner  Minimum Gain,  determined in accordance with Regulations Section 1.704-(2)(i).

         (d) QUALIFIED  INCOME  OFFSET.  If any Member  unexpectedly  receives an item  described in
Regulations  Section  1.704-1(b)(2)(ii)(d)(4),  (5),  or (6),  items of  income  and  gain  shall be allocated  to each such  Member in an amount  and  manner  sufficient  to  eliminate,  as quickly as possible  and to the extent  required by  Regulations  Section  1.704-1(b)(2)(ii)(d),  the  Adjusted
Capital  Account  Deficit of such  Member;  PROVIDED,  that an  allocation  pursuant to this Section
9.01(d)  shall be made if and only to the extent  that such Member  would have an  Adjusted  Capital
Account Deficit after all other  allocations  provided for in this Article IX have been  tentatively made as if this Section 9.01(d) were not in the Agreement.

         (e) GROSS INCOME  ALLOCATION.  In the event any Member has a Capital Account deficit at the end of any  Company  fiscal  year  which is in excess of the sum of the  items to be  credited  to a

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Member's  Capital Account under clause (a) of the definition of Adjusted  Capital  Account  Deficit, then each such Member  shall be  allocated  items of income and gain in the amount of such excess as quickly as possible; PROVIDED, that an allocation pursuant to this Section 9.01(e) shall be made if, and only to the extent that,  such Member would have a Capital Account deficit in excess of such sum after all other  allocations  provided for in this Article IX have been  tentatively made as if this
Section  9.01(e) were not in this Agreement.  As among Members having such excess,  if there are not sufficient items of income and gain to eliminate all such excesses,  such allocations  shall be made in proportion to the amount of any such excess.

         (f) NONRECOURSE DEDUCTIONS. Nonrecourse Deductions for any fiscal year or other period (not including  any  Partner  Nonrecourse  Deductions  allocated  pursuant to Section  9.01(g))  shall be allocated  among the Members in  proportion to their  respective  Percentage  Interests.  Solely for purposes of determining each Member's proportionate share of the "excess nonrecourse liabilities" of the Company,  within the meaning of Regulations  Section  1.752-3(a)(3),  each Member's  interest in
Company  profits  shall be equal to his,  her,  or its  Percentage  Interest.  The items of  losses, deductions,  and Code Section  705(a)(2)(b)  expenditures  to be so allocated shall be determined in accordance with Regulations Section 1.704-2(j)(1)(ii).

         (g) PARTNER NONRECOURSE DEDUCTIONS.  Any Partner Nonrecourse Deductions for any fiscal year or other period shall be allocated to the Member who bears the economic risk of loss with respect to the nonrecourse  liability (as determined and defined under  Regulations  Section  1.704-2(b)(4)) to which such Partner Nonrecourse  Deductions are attributable,  in accordance with Regulations Section
1.704-2(i)(1).  The items of losses, deductions, and Code Section 705(a)(2)(b) expenditures to be so allocated shall be determined in accordance with Regulations Section 1.704-2(j)(1)(ii).

         (h) BASIS ADJUSTMENT.  To the extent an adjustment to the adjusted tax basis of any Company asset  pursuant  to either of Code  Section  734(b) or 743(b) is required  pursuant  to  Regulations
Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such  adjustment  to the  Capital  Accounts  shall be treated as an item of gain (if the  adjustment increases the basis of the asset) or loss (if the adjustment  decreases such basis) and such gain or loss shall be allocated to the Members in a manner consistent with the manner in which their Capital
Accounts are required to be adjusted pursuant to such Section of the Regulations.

9.02    CURATIVE ALLOCATIONS.

         The allocations set forth in Section 9.01 are intended to comply with certain  requirements of Regulations Section 1.704-1(b) and 1.704-2 and shall be interpreted consistently therewith.  Such allocations  may not be  consistent  with the manner in which the Members  intend to divide  Company distributions and to make Profit and Loss allocations.  Accordingly, by Approval of the Board, other

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allocations of Profits,  Losses,  and items thereof shall be made among the Members so as to prevent the  allocations in Section 9.01 from distorting the manner in which Company  distributions  will be made among the Members pursuant to Section 5.01 hereof. In general, the Members anticipate that this will be accomplished by specially allocating other Profits, Losses, and items of income, gain, loss, and  deduction  among the Members so that the net amount of  allocations  under  Section  9.01,  and allocations  under this Section  9.02,  to each such Member is zero.  However,  the Board shall have discretion to accomplish this result in any reasonable manner.

9.03    TAX ALLOCATIONS AND BOOK ALLOCATIONS.

         Except as otherwise  provided in this Section 9.03, for federal  income tax purposes,  each item of income,  gain, loss, and deduction shall, to the extent appropriate,  be allocated among the
Members in the same manner as its correlative  item of "book" income,  gain,  loss, or deduction has been allocated pursuant to the other provisions of this Agreement.

         In  accordance  with Code  Section  704(c) and the  Regulations  thereunder,  depreciation, amortization,  gain,  and loss, as determined  for tax purposes,  with respect to any property whose
Book Value differs from its adjusted basis for federal income tax purposes shall,  for tax purposes, be allocated among the Members so as to take account of any variation  between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value,  such allocation to be made by Approval of the Board in any manner which is  permissible  under said Code Section 704(c)
and the Regulations thereunder, and the Regulations under Code Section 704(b).

         In the event the Book  Value of any  property  of the  Company  is  subsequently  adjusted, subsequent  allocations of income, gain, loss, and deduction with respect to any such property shall take into account any variation  between the adjusted  basis of such property for federal income tax purposes  and its  Book  Value in the  manner  provided  under  Section  704(c)  of the Code and the
Regulations thereunder.

         Allocations  pursuant to this Section 9.03 are solely for purposes of federal,  state,  and local taxes and shall not affect,  or in any way be taken into  account in  computing,  any Member's
Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

9.04   GENERAL ALLOCATION AND DISTRIBUTION RULES.

         (a) INTERIM  ALLOCATIONS.  For purposes of determining  the Profits,  Losses,  or any other items allocable to any period,  Profits,  Losses,  and any such other items shall be determined on a daily,  monthly,  or other basis, as determined by the Board using any permissible method under Code
Section 706 and the Regulations  thereunder.  Except as otherwise  provided in this  Agreement,  all items of  income,  gain,  loss,  and  deduction  shall be  allocable  among the  Members in the same proportions  as the  Profits  or Losses  are  allocated  for the  fiscal  year in which such item is included.

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         (b) NEW MEMBERS. Upon the admission of a new Member or the Transfer of an Interest, the new
and old Members or the transferor and transferee shall be allocated shares of Profits and Losses and other allocations and shall receive  distributions,  if any, based on the portion of the fiscal year that the new or  transferred  Interest was held by the new and old Members,  or the  transferor  and transferee, respectively. For the purpose of allocating Profits and Losses and other allocations and distributions,  (i) such  admission or Transfer shall be deemed to have occurred on the first day of the month in which it occurs,  or if such date shall not be permitted for allocation  purposes under the  Code or the  Regulations,  on the  nearest  date  otherwise  permitted  under  the  Code or the
Regulations,  and (ii) if required by the Code or the Regulations, the Company shall close its books on an interim basis on the last day of the previous calendar month.

9.05    TAX WITHHOLDING.

         If the Company  incurs a  withholding  tax  obligation  with respect to the share of income allocated to any Member,  (a) any amount which is (i) actually  withheld  from a  distribution  that would otherwise have been made to such Member and (ii) paid over in satisfaction of such withholding tax  obligation  shall be treated for all purposes  under this  Agreement as if such amount had been distributed  to such  Member,  and (b) any amount  which is so paid over by the  Company,  but which exceeds the amount, if any,  actually  withheld from a distribution  which would otherwise have been made to such Member, shall be treated as an interest-free advance to such Member. Amounts treated as advanced to any Member  pursuant to this  Section 9.05 shall be repaid by such Member to the Company within 30 days after the Board gives notice to such Member  making demand  therefor.  Any amounts so advanced and not timely  repaid shall bear  interest,  commencing  on the  expiration of said 30 day period,  compounded  monthly on unpaid balances,  at an annual rate equal to the Applicable  Federal
Rate as of such  expiration  date.  The Company  shall  collect any unpaid  amounts from any Company distributions that would otherwise be made to such Member.

                                             ARTICLE X

                                         GENERAL PROVISIONS

10.01   NOTICES.

         Any and all notices under this Agreement shall be effective (a) upon delivery, if delivered in hand,  (b) on the third  business day after being sent by  registered or certified  mail,  return receipt  requested,  postage  prepaid,  or (c) on the first business day after being sent by express mail, telecopy, or commercial overnight delivery service providing a receipt for delivery.  All such notices in order to be  effective  shall be in writing  and  addressed,  if to the  Company,  at its registered  office  under the Act and, if to a Member,  at the last address of record on the Company books.  Copies of such  notices  shall also be sent to the last address for the  recipient  which is known to the sender, if different from the address so specified.

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10.02   WORD MEANINGS.

         Words such as "herein," "hereinafter," "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a  subdivision  in which such words  appear  unless the context  otherwise requires. The singular shall include the plural, and the masculine gender shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

10.03   BINDING PROVISIONS.

         Subject to the  restrictions  on transfer set forth herein,  the  covenants and  agreements contained  herein  shall be binding  upon,  and inure to the benefit of, the parties  hereto,  their heirs,  Legal  Representatives,  and permitted  successors and assigns,  and any other Person who is issued or who is otherwise acquires any Interest at any time.

10.04   APPLICABLE LAW.

         This Agreement, including its existence, validity,  construction, and operating effect, and the rights of each of the parties hereto,  shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

10.05   COUNTERPARTS.

         This  Agreement  may be  executed  in  several  counterparts  and,  as so  executed,  shall constitute one agreement binding on all parties hereto, notwithstanding that all of the parties have not signed the original or the same counterpart.

10.06   SEPARABILITY OF PROVISIONS.

         Each provision of this Agreement  shall be considered  separable.  If, for any reason,  any provision or provisions  herein are  determined to be invalid and contrary to any existing or future law, such  invalidity  shall not impair the operation of or affect those  portions of this Agreement which are valid, and if for any reason any provision or provisions herein would cause the Members to be liable for or bound by the  obligations  of the Company,  such  provision or provisions  shall be deemed void and of no effect.

10.07   SECTION TITLES.

         Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

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10.08   AMENDMENTS.

         Except as otherwise  specifically provided herein,  including without limitation in Section
7.01(c)(iv),  this  Agreement may be amended or modified only with the approval of the Board and the written consent of (i) the Class A Members holding majority of the Class A Units, voting as a single class and (ii) the Class B Members holding a majority of the Class B Units voting as a single class.
Except as set forth in Section 7.02 hereof,  no Member shall have any preemptive,  preferential,  or other right with respect to the issuance or sale of any Interests,  or any warrants,  subscriptions, options or other rights with respect thereto.

10.09   ENTIRE AGREEMENT.

         This Agreement  together with SCHEDULES 1 and 2 attached hereto embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

10.10   WAIVER OF PARTITION.

         Each  Member  agrees  that  irreparable  damage  would be done to the Company if any Member brought  an action  in court to  dissolve  the  Company.  Accordingly,  unless  otherwise  expressly authorized in this  Agreement,  each Member agrees that he, she, or it shall not, either directly or indirectly,  take any action to require  partition or  appraisement  of the Company or of any of the assets or properties of the Company and,  notwithstanding  any  provisions of this  Agreement to the contrary,  each Member (and his, her, or its successors  and assigns)  accepts the provisions of the
Agreement as his, her, or its sole entitlement on termination,  dissolution,  and/or  liquidation of the Company and hereby  irrevocably waives any and all right to maintain any action for partition or to compel any sale or other  liquidation  with  respect to his,  her,  or its  interest,  in or with respect to, any assets or properties of the Company; and each Member agrees that he, she, or it will not petition a court for the dissolution, termination or liquidation of the Company.

10.11   SURVIVAL OF CERTAIN PROVISIONS.

         The Members acknowledge and agree that this Agreement contains certain terms and conditions which are intended to survive the dissolution and termination of the Company, including, but without limitation,  the provisions of Section 2.07 and 3.05. The Members agree that such provisions of this
Agreement which by their terms require,  given their context,  that they survive the dissolution and termination of the Company, so as to effectuate the intended purposes and agreements of the Members, shall  survive,  notwithstanding  that  such  provisions  had not been  specifically  identified  as surviving and notwithstanding the dissolution and termination of the Company or the execution of any document  terminating this Agreement,  unless such termination  document  specifically  provides for nonsurvival by reference to this Section 10.11 and to specific nonsurviving provisions.

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                                             ARTICLE XI

                                             DEFINITIONS

         The following defined terms used in this Agreement shall have the meanings specified below:

         "ACT"  means the  Delaware  Limited  Liability  Company  Act,  in effect at the time of the initial filing of the Certificate with the office of the Secretary of the State of Delaware,  and as thereafter amended from time to time.

         "ADDITIONAL  TERMS AND  CONDITIONS"  shall mean those  provisions  set forth on  Schedule 2 hereto.

         "ADJUSTED CAPITAL ACCOUNT DEFICIT" means, with respect to any Member,  the deficit balance, if any, in such Member's  Capital  Account as of the end of the relevant  fiscal year,  after giving effect to the following adjustments:

         (a) credit to such  Capital  Account any amounts  which such Member is obligated to restore pursuant to any  provision of this  Agreement  or is deemed to be  obligated to restore  pursuant to
Regulations Section 1.704-2(g)(1) and 1.704-2(i)(5); and

         (b)  debit  to  such  Capital   Account  the  items   described  in   Regulations   Section
1.704-1(b)(2)(ii)(d)(4), (5) and (6).

         The foregoing  definition is intended to comply with the provisions of Regulations  Section
1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "ADJUSTED  CAPITAL  CONTRIBUTION"  means a  Member's  initial  and all  additional  Capital
Contributions  to the  Company,  reduced by all  distributions  made to such  Member  under  Section
4.01(i).

         "AFFILIATED  PERSON" or "AFFILIATE"  means, with reference to a specified  Person,  (i) any
Person who owns directly or indirectly 10% or more of the beneficial  ownership in such Person; (ii)
one or more Legal  Representatives  of such Person  and/or any Persons  referred to in the preceding clause (i); and (iii) any entity in which any one or more of such Person and/or the Persons referred to in the preceding  clauses (i) and (ii) owns directly or indirectly  10% or more of the beneficial ownership.

         "AGREEMENT"  means  this  Limited  Liability  Company  Agreement  as  it  may  be  amended, supplemented, or restated from time to time.

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         "APPLICABLE FEDERAL RATE" means the Applicable Federal Rate as that term is defined in Code
Section 7872,  whether the short-term,  mid-term or long-term rate, as the case may be, as published from time to time by the Secretary of the Treasury.

         "BOARD OF MANAGERS" or "BOARD" means the Board of Managers  described in Article II of this
Agreement.

         "BOOK VALUE" means,  with respect to any asset of the Company,  such asset's adjusted basis for federal income tax purposes, except that:

            (i) the initial Book Value of any asset  contributed by a Member to the Company shall be the gross fair market value of such asset (not reduced for any liabilities to which it is subject or which the  Company  assumes),  as such  value is  determined  and for  which  credit is given to the contributing Member under this Agreement;

            (ii) the Book  Values of all assets of the  Company  shall be  adjusted  to equal  their respective gross fair market values, as determined by the Board, at and as of the following times:

         (a) the  acquisition  of an  additional  or new  Interest  by a new or  existing  Member in exchange  for other than a de minimis  capital  contribution,  or in exchange  for  services by such
Member,  if the Board  reasonably  determine  that such  adjustment is necessary or  appropriate  to reflect the relative economic interests of the Members;

         (b) the  distribution  by the  Company to a Member of more than a de minimis  amount of any asset of the Company (including cash or cash equivalents) as consideration for all or any portion of the Member's  Interest,  if the Board  reasonably  determines  that such  adjustment is necessary or appropriate to reflect the relative economic interests of the Members;

         (c)  the   liquidation  of  the  Company   within  the  meaning  of   Regulations   Section
1.704-1(b)(2)(ii)(g); and

            (iii) the Book Value of the assets of the Company shall be increased  (or  decreased) to reflect any  adjustment to the adjusted  basis of such assets  pursuant to Section 734(b) or Section
743(b) of the Code,  but only to the extent such  adjustments  are taken into account in determining
Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m);  PROVIDED, HOWEVER, that Book
Value shall not be adjusted  pursuant to this clause  (iii) to the extent that the Board  determines that an adjustment pursuant to clause (ii) hereof is necessary or appropriate in connection with the transaction that would otherwise result in an adjustment pursuant to this clause (iii).

         If the Book Value of an asset has been  determined  or adjusted  pursuant to the  preceding clauses (i), (ii), or (iii), such Book Value shall thereafter be adjusted by the Depreciation  taken into account with respect to such asset for purposes of computing Profits and Losses, and the amount of the adjustment  shall  thereafter be taken into account as gain or loss from the  distribution of such asset for purposes of computing Profits or Losses.

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         "CAPITAL  ACCOUNT" of any Member shall mean the Capital  Account of such Member referred to in Section 3.01 hereof.

         "CAPITAL  CONTRIBUTION"  means  the  amount  of cash and the  value of any  other  property contributed  to the Company by a Member with respect to such Member's  Interest,  net of liabilities relating to such contributed property that the Company assumes or to which the Company takes subject under Section 752 of the Code.  Any non-cash  property shall be valued by agreement of the Board and the contributing Member, which valuation shall be conclusive.

         "CERTIFICATE"  means the Certificate of Formation creating the Company, as it may from time to time be amended in accordance with the Act.

         "CLASS B OPTION" has the meaning set forth in Section 3.02(c).

         "CLASS B REDEMPTION PRICE" has the meaning set forth in Section 3.08(a).

         "CODE" means the  Internal  Revenue  Code of 1986,  as amended  from time to time,  and any subsequent federal law of similar import.

         "COMPANY" means the limited  liability  company formed pursuant to the Certificate and this
Agreement, as it may from time to time be constituted and amended.

         "CONSENT"  means the written  consent or approval  of more than 50% in  interest,  based on
Percentage  Interests  held as Members,  of those  Members  entitled to  participate  in giving such
Consent,  and if more  than one  class of  Members  is so  entitled  then  more than 50% shall be so required with respect to each such class.

         "CONTROL  RELEASE  EVENT" shall mean the earlier to occur of (i) the  determination  by the
Class B Member not to make a Follow-on Capital Contribution, or the failure of the Class B Member to satisfy its Capital Contribution obligations hereunder, or (ii) any event, distribution or series of payments that result in the Class B Member  having  received  cash  distributions  equal to the cash
Capital  Contributions  made by it, or (iii) the Company obtaining cash Capital  Contributions  from parties other than the Class B Member in an amount which exceeds the Capital  Contributions from the
Class B Member.

         "DEPRECIATION"  means, for each year or other period,  an amount equal to the depreciation, amortization or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such year or other  period,  except that if the Book Value of an asset  differs from its adjusted  basis for federal  income tax purposes at the  beginning of such year or other period,

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Depreciation  shall be an amount that bears the same relationship to the Book Value of such asset as the  depreciation,  amortization,  or other cost recovery  deduction  computed for tax purposes with respect to such asset for such  period  bears to the  adjusted  tax basis for such asset or, if such asset has a zero adjusted tax basis,  Depreciation shall be determined with reference to the initial
Book  Value of such asset  using any  reasonable  method  selected  by the Board,  but not less than depreciation allowable for tax purposes for such year.

         "DEVELOPMENT CORPORATION" means T3 Therapeutics,  Inc., a New York corporation and the sole initial Class A Member.

         "DEVELOPMENT  PLAN" means the development plan and funding schedule agreed to in writing by
St. Lawrence and the Company.

         "FOLLOW-ON CAPITAL CONTRIBUTION" has the meaning set forth in Section 3.06(d).

         "INTEREST"  means the entire equity interest (or "limited  liability  company  interest" as such term is used in the Act) of a Member in the Company and all rights and  liabilities  associated therewith,  including  without  limitation  rights  to  distributions  (liquidating  or  otherwise), allocations,  information, and rights to consent or approve, which Interest shall be as set forth on
SCHEDULE I in the name of the applicable  Member.  Interests shall be represented by Units and shall be designated as "Class A Interests" or "Class B Interests" as set forth on SCHEDULE I hereto.

         "LEGAL  REPRESENTATIVE"  means, with respect to any individual,  a duly appointed executor, administrator,  guardian,  conservator,  personal  representative,  or  other  legal  representative appointed as a result of the death or incompetency of such individual.

         "LOSSES" shall have the meaning provided below under the heading "Profits and Losses."

         "MANAGERS"  shall refer to the Person(s) named as Managers in this Agreement and any Person who becomes an additional,  substitute,  or replacement  Manager as permitted by this Agreement,  in each such Person's  capacity as a Manager of the Company.  Managers  shall be designated as "Class A
Managers" or "Class B Managers" as set forth in Section 2.01.

         "MEMBER"  shall  refer any Person  named as a Member in this  Agreement  and any Person who becomes an additional,  substitute,  or replacement  Member as permitted by this Agreement,  in each such Person's  capacity as a Member of the Company;  and  "Members"  shall refer to all such Persons collectively.  Members shall be designated as "Class A Members" or "Class B Members" as set forth on
Schedule I hereto.

         "MINIMUM GAIN" shall have the meaning given in Regulations Section 1.704-2(d).

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         "NONRECOURSE DEDUCTIONS" shall have the meaning given in Regulations Section 1.704-2(b)(1).

         "OPTION HOLDER" means Edward B. Grier III, the holder of the Class B Option.

         "PARTNER MINIMUM GAIN" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the  Partnership  Minimum  Gain that would  result if such  Partner  Nonrecourse  Debt were treated as a nonrecourse liability, determined in accordance with Regulations Section 1.704-2(i)(3).

         "PARTNER   NONRECOURSE   DEBT"  shall  have  the  meaning  given  in  Regulations   Section
1.704-2(b)(4).

         "PARTNER  NONRECOURSE  DEDUCTIONS"  shall have the  meaning  given in  Regulations  Section
1.704-2(i)(2).

         "PERCENTAGE  INTEREST"  means  the  relative  Interest  of a Member  in  proportion  to all outstanding Interests,  or of the class of Interest which the Member holds, as set forth on Schedule
I, as such schedule may be amended from time to time.

         "PERSON"  means any natural  person,  partnership  (whether  general or  limited),  limited liability company, trust, estate, association, or corporation.

         "PROFITS AND LOSSES"  means,  for each fiscal year or other period,  an amount equal to the
Company's taxable income or loss for such year or period, determined in accordance with Code Section
703(a) (for this  purpose,  all items of income,  gain,  loss,  or  deduction  required to be stated
separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

            (i) Any income of the Company that is exempt from federal  income tax and not  otherwise taken into account in computing  Profits or Losses pursuant to this provision shall be added to such taxable income or loss;

            (ii) Any expenditures of the Company  described in Code Section  705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-l(b)(2)(iv)(i),  and not otherwise taken into account in computing Profits or Losses pursuant to this provision, shall be subtracted from such taxable income or loss;

            (iii) Gain or loss from a  disposition  of property of the Company with respect to which gain or loss is  recognized  for federal  income tax purposes  shall be computed by reference to the
Book Value of such property, rather than its adjusted tax basis;

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            (iv) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing taxable income or loss, there shall be taken into account the Depreciation on the assets for such fiscal year or other period; and

            (v) Any items which are separately  allocated pursuant to Section 9.01 and/or 9.02 which otherwise would have been taken into account in calculating Profits and Losses pursuant to the above provisions  shall not be taken into  account  and, as the case may be, shall be added to or deducted from such amounts so as to be not part of the calculation of the Profits or Losses.

         If the Company's  taxable income or loss for such year, as adjusted in the manner  provided above,  is a positive  amount,  such amount  shall be the  Company's  Profits for such year;  and if negative, such amount shall be the Company's Losses for such year.

         "REGULATIONS"  means  the  Regulations  promulgated  under  the  Code,  and  any  successor provisions to such Regulations, as such Regulations may be amended from time to time.

         "ST. LAWRENCE" means The St. Lawrence Seaway  Corporation,  an Indiana  corporation and the sole initial Class B Member.

         "TAX MATTERS PARTNER" shall have the meaning given in Section 6.04

         "TERMINATING CAPITAL TRANSACTION" means a sale or other disposition of all or substantially all of the assets of the  Company,  a merger or  consolidation  of the  Company,  a  liquidation  or dissolution of the Company or any other  transaction which results in the cessation of the Company's business, operations or independent legal existence.

         "TRANSFER"  and any  grammatical  variation  thereof  shall  refer to any  sale,  exchange,
issuance,  redemption,   assignment,   distribution,   encumbrance,   hypothecation,  gift,  pledge,
retirement,  resignation, transfer, or other withdrawal, disposition, or alienation in any way as to any interest as a Member.  Transfer shall  specifically,  without  limitation of the above,  include assignments and  distributions  resulting from death,  incompetency,  Bankruptcy,  liquidation,  and dissolution.

         "UNITS" means equal units  representing the Interests of the several Members of the Company at any particular time, each of which Units shall have rights and duties the same as each other Unit unless this Agreement shall expressly provide  differing  rights,  powers and duties with respect to separate classes or series of Units. Units shall be designated as "Class A Units" or "Class B Units"
as set forth on SCHEDULE 1 hereto.

         The  definitions set forth in the Act shall be applicable,  to the extent not  inconsistent herewith, to define terms not defined herein and to supplement definitions contained herein.

                                              *  *  *

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         IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement  under seal as of the day and year first above written.

MANAGERS:                                                     MEMBERS:

                                                              T3 THERAPEUTICS, INC.

/s/ Dr. Irwin L. Klein                                        By: /s/ Dr. Irwin L. Klein
-------------------------------------                            -----------------------------------
Dr. Irwin L. Klein                                                 Dr. Irwin L. Klein, President

                                                              ST. LAWRENCE SEAWAY CORP.

/s/ Dr. Kaie Ojamaa                                           By: /s/ Edward B. Grier III
-------------------------------------                            -----------------------------------
Dr. Kaie Ojamaa                                                    Name: Edward B. Grier III
                                                                  Title: Vice President

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                                             SCHEDULE I

                               TO LIMITED LIABILITY COMPANY AGREEMENT
                                       OF T3 THERAPEUTICS, LLC

                                         AS OF JUNE 25, 2002

MANAGERS

Dr. Irwin L. Klein

Dr. Kaie Ojamaa

TAX MATTERS PARTNER

Dr. Irwin L.Klein

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                                               MEMBERS

-------------------------------- ------------- --------------------- ------------------- ----------------------

NAME, ADDRESS                                  CAPITAL CONTRIBUTION       PERCENTAGE
AND TAX I.D. NO.                  ISSUE DATE                               INTEREST              UNITS
-------------------------------- ------------- --------------------- ------------------- ----------------------
T3 Therapeutics Inc.               6/25/2002   Product, Product      87.5% of the          750 Class A Units
23 Albin Street                                Know How and          Interests, subject
Glen Cove, NY 11542                            Product Rights        to adjustment as
FIN:_______________                                                  set forth in
                                                                     Additional Terms
                                                                     and Conditions.
-------------------------------- ------------- --------------------- ------------------- ----------------------
Name:  St. Lawrence Seaway Corp.   6/25/2002   $750,000 of which     12.5% of the          107 Class B Units
Indianapolis Indiana                           $40,000 shall be      Interests, subject
                                               deemed to have        to adjustment as
FIN:_______________                            heretofore been       set forth in the
                                               made (and evidenced   Additional Terms
                                               by the Class B        and Conditions
                                               Members
                                               cancellation of a
                                               Promissory Note in
                                               such amount)
-------------------------------- ------------- --------------------- ------------------- ----------------------

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                                             SCHEDULE 2

                                   ADDITIONAL TERMS AND CONDITIONS
                                               TO THE
                                 LIMITED LIABILITY COMPANY AGREEMENT
                                       OF T3 THERAPEUTICS, LLC

1.  DEFINITIONS. Capitalized terms used and not otherwise defined herein or defined in the Agreement shall have the meanings assigned to them below:

         "ADJUSTED CLASS B PERCENTAGE  INTEREST"  means the Class B Percentage  Interest as adjusted pursuant to Section 3 below.

         "ADJUSTMENT  CALCULATION"  means  the  formula  described  in  Section  3 below and used to determine the adjustment to the Class B Percentage Interest.

         "BASE PERCENTAGE" initially means twelve and one-half percent (12.5%), and on and after the making of the Follow-on Contribution, shall mean up to twenty-five percent (25%).

         "DEVELOPMENT  PARTNER"  means any drug  formulator,  laboratory or  pharmaceutical  company contracted by the Company to formulate the Products.

         "FINAL  SHARE  PERCENTAGE"  means (a) the Net Revenue  Percentage  less (b) the North Shore
Percentage and LESS (c) such percentage of the license  revenue  received by the Company as shall be payable on account of any  agreement  with a  Development  Partner  entered  into prior to final FDA approval.

         By way of example only, if (i) the Company shall be entitled to a Net Revenue Percentage of
20% from Product sales as a license fee for the distribution and sale of the Products by a Marketing
Partner,  (ii) North Shore Hospital shall be entitled to the North Shore  Percentage (i.e. 3% of net sales from  Product  sales) and (iii) the  Development  Partner  shall be entitled to 18% of the net revenues  payable to the Company  (which is the  equivalent of 3.6% of the net revenues from Product sales), then the Final Share Percentage would be 13.4%.

         "MARKETING PARTNER" means any development, marketing or licensing partner or joint venturer or licensor of the Company.

         "MINIMUM  PERCENTAGE"  means (i) with  reference to one  single-Product  agreement,  twenty percent (20%); (ii) with reference to a multi-Product  agreement, the Net Revenue Percentage of such multi-Product agreement; and (iii) with reference to two single-Product  agreements,  the average of the Net Revenue Percentage of the agreements.

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         "NET REVENUE  PERCENTAGE"  means the  percentage  of net revenue of any  Marketing  Partner derived from the sale the Products  that shall be payable by the  Marketing  Partner to the Company;
provided,  that if within the two year period  following the  execution of the first  single-product licensor/distributor  agreement,  the Company executes a second single-product  licensor/distributor agreement,  then the Net Revenue  Percentage  shall be the average of the two individual Net Revenue
Percentages.

         "NORTH SHORE  PERCENTAGE" means three percent (3%) of net sales (as such term is defined in the license agreement with North Shore Hospital).

         "PARTNER PAYMENT" shall mean all development  fees,  milestone  payments,  lump-sum initial license fees or similar fees or payment amounts received by the Company from any Marketing  Partner, in each case net of costs,  payments to development  partners or other third parties and such amount of retained capital as Board shall determine to be necessary for operational purposes (including but not  limited to any  required  reserves  established  by the Board).  Amounts  paid as an advance of license fees, for which the Marketing  Partner  receives a credit  applicable to future license fees due on Product sale, shall not be deemed a Partner Payment.

2.       DISTRIBUTION OF COMPANY FUNDS TO THE CLASS B MEMBER.

         Notwithstanding  anything to the  contrary  in the  Agreement,  or in this  SCHEDULE 2, and notwithstanding  any  increase in the Class B  Percentage  Interests  that may result from Section 3 below, in the event that the Company shall receive any Partner Payment, then within thirty (30) days thereafter,  the Class B Member shall be entitled to receive a  distribution  of such portion of the
Partner  Payment as equals the then current Base  Percentage.  The  allocation of any Profits and/or
Losses pursuant to Section 5.01 of the Agreement shall be adjusted as appropriate to accommodate for the distribution preference set forth above.

3.       ADJUSTMENT OF CLASS B PERCENTAGE INTEREST.

         3.1 ADJUSTMENT CALCULATION. The Class B Percentage Interest shall be adjusted, as follows:

               (x)  there shall be a calculation  of the amount by which the Net Revenue  Percentage is less than twenty percent (20%); and

               (y)  this  difference  shall be  converted  into a factor  by  dividing  the  Minimum
                    Percentage by the Final Share Percentage; and

               (z)  the Base Percentage shall then be multiplied by such factor, but in any case not by a factor  that  exceeds  2X;  PROVIDED,  HOWEVER,  that if prior to the third

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                    anniversary  of the  Agreement  (and  prior  the date of final FDA  approval  as defined  by  the  Development  Plan)  the  Class  B  Member  receives  aggregate distributions  from Partner  Payments in an amount equal to the Class B Member's total  Capital  Contributions  as set  forth on  SCHEDULE  1,  then the  Class B
                    Percentage  Interest  resulting from the  calculations of (x), (y) and (z) above shall be reduced  (i) by 1% for each  $1,000,000  of  distributions  (or portion thereof,  in  increments  of 1/10 of 1%) actually paid to the Class B Member and
                    (ii) thereafter, by 2% for each $1,000,000 of distributions actually paid to the
                    Class B Member (or portion  thereof,  in  increments  of 1/10 of 1%),  but in no event shall the  aggregate  of such  reductions  result in an  Adjusted  Class B
                    Percentage Interest below (i) 12.5% prior to the Follow-on Capital  Contribution or (ii) 25% after the Follow-on Capital Contribution.

         By way of example  only,  if the Final  Share  Percentage  were 13.4%,  then the  shortfall described in (x) shall be 6.6%, and the factor referred to in (y) shall be  approximately  1.5X, and
(z) shall result in the Base  Percentage of 25% being  multiplied by 1.5X, for a resulting  Adjusted
Class B Percentage Interest of approximately 38%.

         3.2 NOTICE OF ADJUSTMENT TO CLASS B  PERCENTAGE.  Any  adjustment to the Class B Percentage
Interest shall be deemed to be made  automatically  and without action by the Company or the Class B
Member.  Upon any  determination  by the  Company  that the  Class B  Percentage  Interest  is to be adjusted,  the  Company  shall  immediately  provide a written  description  of the reasons for such adjustment,  and the details of the Adjustment Calculation.  The Class B Member at any time shall be entitled to request an Adjustment Calculation,  including details of all prior calculations, and the
Company shall provide such Adjustment Calculation within three (3) days of such request.

         3.4 ALLOCATION OF PROFITS AND LOSSES.  The allocation of any Profits and/or Losses pursuant to Section 5.01 of the Agreement  shall be adjusted as appropriate to accommodate for the adjustment of the Class B Percentage Interest.

         3.5.  CLASS B UNITS.  To the  extent  that the  Class B  Percentage  Interest  is  adjusted hereunder, the number of Class B Units shall be adjusted accordingly.  Accordingly,  if certificates representing the Class B Interests have been issued by the Company, the holders thereof shall submit such certificates for cancellation and new certificates  representing the adjusted Class B Interests shall be issued to such holders.

         3.6 VOTING AGREEMENT. If the aggregate Class B Percentage Interest increases to forty-seven and one-half percent (47.5%) of the total Percentage Interest,  the Option Holder agrees to vote his
Units as  instructed by the  Development  Corporation  until such time as St  Lawrence's  Percentage
Interest is less than forty-five  percent  (45.0%),  PROVIDED,  that the Voting  Agreement set forth herein shall not apply to actions requiring the Members to vote separately by class.

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4.       ADDITIONAL INVESTMENTS AND ANTI-DILUTION PROTECTION

         In the event that Interests or equivalent ownership in the Company is issued to one or more third parties (other than to the Option Holder,  any person or entity which is Member as of the date of the Agreement, or an Affiliate thereof) (a "NEW MEMBER"), then:

         (i)      the  Adjusted   Class  B  Percentage   Interest  shall  be  diluted  on  the  same
                  proportionate  basis as the existing Class A Members'  Percentage  Interests until such time as such New  Member(s)  shall  hold an  aggregate  of 40% or more of the
                  Company's Interests; and

         (ii)     thereafter,  dilution of the Class A and Class B Interests shall be borne 87.5% by the existing Class A Members and 12.5% by the Class B Member, until the sum of the
                  Class A Members' Percentage  Interests is equal to the Adjusted Class B Percentage
                  Interest; and

         (iii)    thereafter,  the Class B Members  and the Class A Members  shall  again be diluted equally, as in the preceding clause (i).

5.       COMPANY USE OF PROCEEDS

         The Company shall at all times utilize the initial Capital  Contribution  and the Follow-on
Capital  Contribution of the Class B Member solely in pursuit of, and in conformance with the use of proceeds  described in the Development Plan, and shall,  within ten (10) days of any written request by the Class B Member  (which  request  shall be not more frequent than four (4) times each calendar year) deliver a written certification by the Company,  attested to by its Chief Executive Officer (a
"DEVELOPMENT  STATUS  REPORT"),  certifying that (a) such  contributions  have been expended for the continued  operation and funding of  development  of the Products,  (b) there is attached  thereto a reasonably  detailed  accounting of the use of the initial  Capital  Contribution  and the Follow-on
Contribution  through the date of the certification,  and (c) that the Company's  development of the
Products and all uses of the Capital  Contributions of the Class B Member are in conformity with the
Development Plan (including but not limited to the funding schedule set forth therein).

6.     MERGER WITH CLASS B MEMBER AND REGISTRATION RIGHTS.

         At any time after both (x) the Company has obtained final FDA approval (as set forth in the
Development  Plan),  and (y) the Class B Member has received  aggregate  distributions  equal to its
Capital  Contributions,  then upon the request of the Class A Member, the Class B Member shall issue to the Class A Member (in exchange for all of their  interest in the Company)  such amount of common stock of the Class B Member as represents the relative value of the Class A Members  interest of the

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combined  entity on a basis and  exchange  ratio  agreed upon by the Class B Manager and the Class A
Manager  based upon the  relative  fair  market  value of each of the Class B Member and the Company immediately  prior to such  exchange  (the  "TRANSACTION").  If the Class B Manager  and the Class A
Manager shall not agree on such relative  values,  then they shall promptly and in good faith select one or more  appraisers to determine  such  relative  values.  Notwithstanding  the foregoing to the contrary,  no party shall be obligated to consummate  the  Transaction in the event it is reasonably likely that the  Transaction  will  constitute  a taxable  event for such party.  In such case,  the parties will, in good faith, seek an alternative tax-free structure to the Transaction.

         As provided for in a separate  registration  rights  agreement  (the  "REGISTRATION  RIGHTS
AGREEMENT") in substantially the form of EXHIBIT D attached hereto, the Class B Member will have two demand  registration  rights  exercisable  at any  time and will  also be  entitled  to Form S-3 and piggyback registration rights at any time, subject to underwriter's  limitations.  The Company shall bear the expenses of such registrations.  The Company shall not grant new registration rights to any other Person that would be superior to the Class B Members' registration rights.

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                                              EXHIBIT A

                                          OPTION AGREEMENT

         This Option  Agreement,  dated as of June 25, 2002 (the "GRANT DATE"), is by and between T3
Therapeutics,  LLC, a Delaware limited liability  company (the "COMPANY"),  and Edward B. Grier, III
(the "GRANTEE").

         WHEREAS,  St.  Lawrence Corp.,  the sole holder of Class B membership  units of the Company
(the "CLASS B MEMBER"), has appointed the Grantee as its representative, invested with the authority to act on its behalf with respect to the business and affairs of the Company;

         WHEREAS,  the Grantee has provided  substantial  assistance in connection  with the Class B
Member's investment in the Company;

         WHEREAS,  the Company recognizes that it has benefited by such assistance and will continue to benefit by the Grantee's appointment as the Class B Member's representative; and

         WHEREAS,  the Company,  in recognition  of such benefit  desires to grant to the Grantee an option  to  purchase  Class B  membership  units of the  Company  in  accordance  with the terms and conditions set forth herein.

         NOW THEREFORE,  in consideration  of the mutual  agreements set forth herein and other good and  valuable  consideration,  the receipt and  sufficiency  of which are hereby  acknowledged,  the parties hereto agree as follows:

1        DEFINITIONS.  All  capitalized  terms used but not otherwise  defined  herein shall have the meanings  assigned to them in the Company's Limited Liability Company Agreement dated as of June 25,
2002 (as amended from time to time, the "OPERATING AGREEMENT").

2.       GRANT  OF OPTION The Company hereby grants to the Grantee,  as of the Grant Date, an option
(the  "Option")  to  purchase  up to 25 Class B Units (the  "OPTION  UNITS") at a price per share of
$6,000,  both the price and the number of units being subject to adjustment as provided herein.  The
Option shall be  exercisable  in full on the Grant Date.  The Option,  to the extent it has not been exercised  or sooner  terminated,  shall expire on the close of business on the day that is ten (10)
years from the Grant Date (the "EXERCISE PERIOD").  Subject to the provisions of this Agreement, the
Option may be exercised at any time and from time to time during the  Exercise  Period  decreased in each case by the aggregate number of Option Units as to which it has previously been exercised.

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3.       CESSATION OF GRANTEE'S RETENTION AS THE CLASS B REPRESENTATIVE

         3.1 VOLUNTARY  TERMINATION.  If the Grantee  ceases to serve as the  representative  of the
Class B Member by reason of his  voluntary  resignation,  or removal  by the Class B Member  without
Cause  (as  defined  below),  prior to  expiration  of the  Exercise  Period,  the  Option  shall be exercisable  by him only during the one year  following  such  cessation  (but in no event after the expiration of the Exercise Period).

         3.2 DEATH.  If the Grantee ceases to serve as the  representative  of the Class B Member by reason of his death prior to expiration of the Exercise  Period,  the Option shall be exercisable by either his executor or administrator or, if not so exercised,  by the legatees or the distributes of his estate,  only during the six months following his death (but in no event after the expiration of the Exercise Period); PROVIDED, that his executor or administrator, or a legatee or distributee, can exercise  such  Option only if such person is the  Grantee's  spouse,  issue or a trustee of a trust principally for the benefit of such spouse and/or any of such issue.

         3.3 DISABILITY.  If the Grantee ceases to serve as the representative of the Class B Member representative  by reason of his permanent and total disability (as determined by the Class B Member in good faith) prior to the  expiration of the Exercise  Period,  the Option shall be exercisable by him during the six months  following  such  cessation  (but in no event after the  expiration of the
Exercise Period).

         3.4  TERMINATION  FOR CAUSE.  If the Grantee ceases to serve as the  representative  of the
Class B Member by  reason of his act or  omission  in  breach of his  fiduciary  duty to the Class B
Member  ("CAUSE") prior to expiration of the Exercise  Period,  the Option shall be forfeited by him and the Exercise Period shall automatically terminate upon the date of such cessation.

4.       EXERCISE OF OPTION.

         4.1 NOTICE OF EXERCISE. The Grantee may exercise the Option with respect to all or any part of the number of Option Units by giving  written  notice of  election,  in the form of the Notice of
Exercise, a copy of which is attached hereto as EXHIBIT A to the Company at the address specified in
Section 10 below.  Such notice  shall  specify the number of Option  Units as to which the Option is exercised.

         4.2 OPTION EXERCISE PRICE; PAYMENT. At the time the Option is exercised,  the Grantee shall make full payment for the Option Units  purchased,  in cash or by certified or bank check or, to the extent  permitted by the Board,  or any  Committee  appointed  by the Board to generally  administer options issued by the Company,  by delivery of Units,  valued at their Fair Market Value (as defined below) on the date of delivery, or such other lawful consideration as the Board shall determine. The

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Board may permit a Grantee to elect to pay the  exercise  price  upon the  exercise  of an Option by authorizing  a third party to sell Option Units (or a sufficient  portion  thereof) and remit to the
Company a  sufficient  portion of the sale  proceeds  to pay the entire  exercise  price and any tax withholding  resulting  from such  exercise.  The Grantee shall pay to the Company or make provision satisfactory  to the  Company  for the  payment of any taxes  required  by law to be withheld by the
Company at the time of the exercise of the Option or the sale of the Option Units acquired upon such exercise.

         "FAIR MARKET VALUE" means,  with respect to an Option Unit,  the fair market  thereof as of the relevant  date of  determination,  as  determined  in  accordance  with a valuation  methodology approved by the Board in good faith;  provided,  that if the Board does not adopt or employ any such valuation  methodology and Series B Units are traded on an exchange or quoted on The Nasdaq National
Market, fair market value shall mean, on the relevant date of determination,  the closing price of a unit traded on the principal  exchange for the units or, if the units are so traded,  the closing or last price quoted on The Nasdaq National Market.

         4.3.  SECURITIES LAW  COMPLIANCE.  This Option and the Option Units issued upon exercise of this Option will be subject to all  restrictions on transfer  imposed by applicable state or federal securities laws.  Notwithstanding anything to the contrary contained herein, the Option shall not be exercisable unless either (a) a registration statement under the Securities Act of 1933, as amended, with  respect to the offer and sale of the  Option  Units by the  Company  shall  have  become,  and continues to be, effective,  or (b) the Company  determines in its sole discretion that an exemption from registration under said Act is available with respect to the offer and sale of the Option Units by the Company.

5.       LEGEND.  Each  certificate  for Option Units acquired upon the exercise of the Option shall contain the following legend:

         THE  SECURITIES  REPRESENTED  BY THIS  CERTIFICATE  HAVE  NOT  BEEN  REGISTERED  UNDER  THE
         SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAW OF ANY STATE, AND MAY
         NOT BE  OFFERED,  SOLD OR  OTHERWISE  TRANSFERRED  OR  PLEDGED  UNLESS  OR  UNTIL  THEY ARE
         REGISTERED UNDER THE ACT AND APPLICABLE STATE LAW OR AN OPINION OF COUNSEL  SATISFACTORY TO
         THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS CONTAINED IN
         THE COMPANY'S  LIMITED LIABILITY  COMPANY  AGREEMENT,  DATED AS OF JUNE 25, 2002. A COPY OF
         SUCH  AGREEMENT  WILL BE  FURNISHED BY THE COMPANY TO ANY  INTERESTED  PARTY FREE OF CHARGE
         WRITTEN REQUEST.

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6.       TRANSFERABILITY.  This Option is not  transferable by the Grantee other than by will or the laws of descent and distribution  and, during the lifetime of the Grantee,  may be exercised only by the Grantee.

7.       ADJUSTMENTS.  In the event the Company issues any Series B Units as a dividend upon or with respect to such units or in the event Series B Units shall be  subdivided or combined into a greater or  smaller  number  of  units,  or if,  upon a merger or  consolidation  reorganization,  split-up, liquidation,  combination,  recapitalization  or the  like of the  Company,  Class B Units  shall be exchanged for other securities of the Company, securities of another entity, cash or other property, the Grantee  upon the  exercise of the Option  shall be entitled to purchase  such number of Class B
Units, other securities of the company,  securities of such other entity,  cash or other property as the Grantee  would have  received  if the  Grantee had been the holder of the units with  respect to which the Option is exercised at all times between the Grant Date and the date of its exercise,  and appropriate adjustments shall be made in the purchase price per Option Unit.

8.       Entire  Agreement;  Governing Law. This Agreement constitutes  the entire  agreement of the parties  respecting  the subject  matter  hereof and thereof and  supersedes  all prior  agreements, understandings,  promises,  negotiations or  representations  concerning  such subject matter.  This
Agreement shall be binding on, and inure to the benefit of, the parties hereto and their  respective heirs, legal representatives, successors and assigns. The validity, construction, interpretation and effect of this  instrument  shall be governed by and  determined in  accordance  with the law of the
State of Delaware, without regard to conflicts of law principles.

9.       SEVERABILITY. In the event that any court of competent jurisdiction shall finally determine that  any  provision,  or any  portion  thereof,  contained  in  this  Agreement  shall  be  void or unenforceable  in any respect,  then such provision  shall be deemed limited to the extent that such court  determines it  enforceable,  and as so limited shall remain in full force and effect.  In the event that such court shall determine any such provision,  or portion thereof, wholly unenforceable, the remaining provisions of this Agreement nevertheless shall remain in full force and effect.

10.      NOTICES.  All notices,  requests,  consents and other communications  hereunder shall be in writing,  addressed to the receiving  party's  address set forth below or to such other address as a party may designate by notice  hereunder,  and either (i) delivered by hand,  (ii) made by facsimile transmission,  (iii)  sent by  recognized  overnight  courier,  or (iv)  sent by the  registered  or certified  mail,  return receipt  requested,  postage  prepaid.  If to the Company at 8 Luguer Road,
Manhasset, NY 11030, Attn. President and if the to the Grantee at the address specified below.

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         All notices, requests,  consents and other communications hereunder shall be deemed to have been property  given (i) if by hand, at the time of the delivery  thereof to the receiving  party at the address of such party set forth above, (ii) if made by facsimile transmission,  at the time that receipt  thereof has been  acknowledged by electronic  confirmation  or otherwise,  (iii) if sent by overnight  courier,  on the next  business  day  following  the day such notice is  delivered to the courier  service,  or (iv) if sent by  registered  or  certified  mail,  on the fifth  business  day following the day such mailing is made.

11.      COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

12.      OBLIGATIONS  OF GRANTEE. The Company acknowledges and agrees that the Grantee's obligations are solely to act in furtherance of the Class B Member's interests.

13.      CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this
Agreement.  In the event ambiguity or question of intent or  interpretation  arises,  this Agreement shall be construed as if drafted  jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this
Agreement.

                            [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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         IN WITNESS  WHEREOF,  the parties  hereto have executed  this Option  Agreement on the date first above written.

                                                     T3 Therapeutics, LLC

                                                     By:____________________________________________
                                                        Dr. Irwin L. Klein, Manager

                                                        ____________________________________________
                                                        Edward B. Grier, III

                                                        Address: 445 E. 80th Street
                                                                 Apt. 12K
                                                                 New York, NY 10021

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                                                                                           Exhibit A

                                         NOTICE OF EXERCISE

T3 Therapeutics, LLC                                                         Date:__________________
8 Luguer Road
Manhasset, NY  11030
Attn:  Dr. Irwin Klein

1.       All  capitalized  terms used but not  otherwise  defined  herein  shall  have the  meanings assigned to them in the T3 Therapeutics,  LLC Limited Liability Agreement, dated as of June
         25, 2002 (as such agreement may be amended from time to time, the "OPERATING AGREEMENT").

2.       The undersigned hereby irrevocably elects to purchase  __________ Class B Units pursuant to provisions of the attached Option  Agreement.  The units to which this exercise relates are
         _______________.

3.       The undersigned  hereby confirms and acknowledges that the Class B Units are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment,  and that the undersigned will not offer, sell or otherwise dispose of any such
         Class B Units  except  under  circumstances  that  will not  result in a  violation  of the
         Securities Act of 1993, as amended, or any applicable state securities laws.

4.       The undersigned,  in order to become the holder of the Class B Units,  hereby agrees to the following:  (i) all of the Class B Units shall  constitute  Units with the  benefits of and subject to and bound by the restrictions and conditions applicable to Units as set forth in the Operating Agreement and (ii) the undersigned shall by execution of this Exercise Notice become a Member of the Company and as such shall have the benefits of and be subject to and bound by the restrictions and conditions  applicable to the Members,  as all such benefits, obligations  and  restrictions  are set forth in the Operating  Agreement.  The undersigned agrees to execute  and  delivery  such  instruments  and to take such other  actions as the
         Company may reasonably  request,  in connection  with his purchase of the Class B Units and his admission as a Member of the Company.

5.       Please issue a certificate representing said units in the name of the undersigned.

                                                     Signature _________________________
                                                     Address   445 E. 80th Street
                                                                  Apt. 12K
                                                                  New York, NY  10021

$_____________________                                                 Boston, Massachusetts
                                                                                ______________, 200_

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                                              EXHIBIT B

                                       DEMAND PROMISSORY NOTE

         FOR VALUE RECEIVED, the undersigned, T3 Therapeutics,  LLC (the "MAKER") hereby promises to pay to the order of _______________ (the "HOLDER") and its assigns ON DEMAND the principal amount of
_____________________________  DOLLARS ($______),  together with interest,  per annum, on the unpaid principal  amount from time to time  outstanding  thereon.  The interest rate shall be  ____________
percent (______%) [THE LOWEST APPLICABLE  FEDERAL RATE] per annum. Such interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

         All  amounts  due and  payable  under this Note shall be paid by the Maker to the Holder no later than the 120th day  following  the date on which  written  demand  therefore  has been  deemed received by the Maker pursuant to Section 9 below (the "PAYMENT DATE").

         The  Maker's  obligations  under this Note shall be secured by a lien on all of the Maker's assets  pursuant to a Security  Agreement,  the terms and conditions of which shall be negotiated in good faith by the Maker and Holder.

         1. PAYMENT.  All payments  hereunder shall be made in lawful money of the United States and shall be credited  first  against any costs and expenses  then owed by the Maker to the Holder under this Note, next against  interest,  and then against the principal amount of this Note. All payments hereunder shall be delivered to the Holder at the following address: __________________.

         2. PREPAYMENT. This Note may be prepaid without penalty, in whole or in part, at any time.

         3. EVENTS OF DEFAULT.  Notwithstanding anything contained herein to the contrary, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of any of the following events of default (each an "EVENT OF DEFAULT"):

         (A)  default in the payment of all sums due and  payable  hereunder  in full by the Payment
Date; or

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         (B) the appointment of a receiver,  conservator or similar officer for all or substantially all of the property of, or the making of an assignment for the benefit of creditors,  or composition with  creditors or other  arrangement of similar  import by, or the  commencement  of any proceeding under any bankruptcy or insolvency law, now or hereafter  enacted,  which remains  undismissed for a period of ninety (90) days, against the Maker, or the institution of any such proceeding voluntarily by the Maker.

         4. DEFAULT CHARGES AND COSTS. Upon any Event of Default under this Note, and whether or not the Holder shall have  exercised his rights  hereunder to accelerate  the maturity of this Note, the overdue  amounts shall carry a default  charge equal to twelve percent (12%) per annum or, if lower, the highest  interest rate allowed by applicable law. The Maker agrees to pay on demand all costs of collection,  including  reasonable  attorneys'  fees,  incurred  by  the  Holder  in  enforcing  the obligations  created by this Note.  Interest  shall  commence  accruing  on the date of the Event of
Default and shall continue to accrue until all overdue  amounts are paid in full.  Interest shall be computed on the basis of a 360 day year and the actual number of days elapsed.

         5. WAIVER. No delay or omission on the part of the Holder in exercising any right hereunder shall  operate  as a waiver of such  right or any other  right of the  Holder,  nor shall any delay, omission  or waiver on any one  occasion be deemed a bar or waiver of the same or any other right on any future occasion. Except as otherwise set forth herein, the Maker and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment,  demand,  protest and notices of every kind and assents to any extension or postponement of the time of payment or any other  indulgence,  to any substitution,  exchange or release of collateral,  and to the addition or release of any other party or person primarily or secondarily liable.

         6. RIGHTS AND REMEDIES. The rights and remedies of the Holder hereunder shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of the
Holder and may be exercised as often as occasion  therefore shall occur. The failure to exercise any such right or remedy  shall in no event be construed as a waiver or release of the same or any other right or remedy.

         7.  SUCCESSORS AND ASSIGNS.  The rights and obligations of the Maker and the Holder of this
Note  shall be  binding  upon  and  benefit  the  successors,  assigns,  heirs,  administrators  and transferees of the parties.  Notwithstanding  the foregoing  sentence to the contrary,  neither this
Note nor any rights,  interests or  obligations  hereunder  may be assigned,  by operation of law or otherwise, in whole or in part by the Maker without the prior written consent of the Holder.

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         8.  AMENDMENTS.  None of the terms or provisions  of this Note may be modified,  or amended except by a written instrument duly executed by the Holder and the Maker expressly  referring hereto and setting forth the provision so modified or amended.

         9. NOTICES. All notices, requests,  consents and other communications hereunder shall be in writing,  addressed to the receiving  party's  address set forth below or to such other address as a party  may  designate  by notice  hereunder,  and (i)  delivered  by hand,  (ii)  made by  facsimile transmission,  (iii) sent by recognized  overnight courier,  or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

         If to the Maker:

                  T3 Therapeutics, Inc.
                  8 Luguer Road
                  Manhasset, NY  11030
                  Attention:  Dr. Irwin Klein
                  Phone No.:  516-562-4368
                  Fax No.:     516-622-5208

         If to the Holder:
                  _________________________
                  _________________________
                  Phone No.:_______________
                  Fax No.:_________________

         All notices, requests,  consents and other communications hereunder shall be deemed to have been properly  given (i) if by hand, at the time of the delivery  thereof to the receiving  party at the address of such party set forth above, (ii) if made by facsimile transmission,  at the time that receipt  thereof has been  acknowledged by electronic  confirmation  or otherwise,  (iii) if sent by overnight  courier,  on the next  business  day  following  the day such notice is  delivered to the courier  service,  or (iv) if sent by  registered  or  certified  mail,  on the fifth  business  day following the day such mailing is made.

         10. GOVERNING LAW; JURISDICTION. This Promissory Note shall be construed in accordance with the internal laws, without regard to its conflicts of law principles of interest principles,  of the
Commonwealth of Massachusetts.  The Maker hereby absolutely and irrevocably  consents and submits to the jurisdiction of the courts in The Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against it arising out of or relating to this Agreement.  The Maker hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue,  (ii) waives personal  service of any summons,  complaint,  declaration or other  process,  and (iii) agrees that the service  thereof may be made by  certified or  registered first-class mail directed to such party, at its address set forth herein.

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         11.  INTERPRETATION.  Nothing set forth herein shall limit,  negate or otherwise  alter the demand nature of this Note. The section and article  headings  contained in this Promissory Note are for reference  purposes only and shall not affect the  interpretation  of this Promissory Note. This
Promissory Note was negotiated by the Maker and the Holder with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted  against  either of the Maker or the  Holder  shall  not  apply to any  construction  or interpretation hereof.

                            [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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         IN WITNESS WHEREOF,  the undersigned has hereby executed this Promissory Note under seal as of ___________________, 200_.

                                                              T3 THERAPEUTICS, LLC

                                                              By:___________________________________
                                                                 Name:
                                                                 Title:

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                                              EXHIBIT C

                                     PURCHASE AND SALE AGREEMENT

         This  Purchase  and Sale  Agreement,  dated  as of June  25,  2002,  is by and  between  T3
Therapeutics,  Inc., a New York  corporation  (the "SELLER") and Edward B. Grier III ("BUYER").  The
Seller and the Buyer may be  collectively  referred to as the "PARTIES" and each  individually  as a
"PARTY."

         WHEREAS,  the Seller owns  membership  units in T3  Therapeutics,  LLC, a Delaware  limited liability company (the "COMPANY"); and

         WHEREAS,  the  Seller  wishes to sell,  and the  Buyer  wishes to  purchase  such  units in accordance with the terms and conditions set forth herein.

         NOW,  THEREFORE,  in consideration of the mutual agreements set forth herein and other good and valuable consideration,  the receipt and sufficiency which are hereby acknowledged,  the Parties agree as follows:

1. DEFINITIONS.  All capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Company's  Limited Liability Company Agreement dated as of June 25, 2002 (as amended from time to time, the "OPERATING AGREEMENT").

2. PURCHASE AND SALE. On the date hereof, the Seller hereby sells, transfers, assigns and conveys to the Buyer, and the Buyer hereby  purchases from the Seller,  an aggregate of 25 Class A Units of the
Company (the "PURCHASED  UNITS").  The aggregate purchase price for the Purchased Units shall be One
Hundred Fifty  Thousand  Dollars  ($150,000),  payable in  immediately  available  funds on the date hereof.  The Seller agrees to execute and deliver such instruments and to take such other actions as the Buyer may  reasonably  request,  in connection  with the transfer of the Purchased  Units to the
Buyer.

3. MEMBER OF THE COMPANY.  The Buyer, in order to become the holder of the Purchased  Units,  hereby agrees to the following:  (i) all of the Purchased Units shall constitute Units with the benefits of and subject to and bound by the restrictions and conditions  applicable to Units as set forth in the
Operating  Agreement and (ii) he shall by execution of this Agreement become a Member of the Company and as such  shall  have  the  benefits  of and be  subject  to and  bound by the  restrictions  and conditions  applicable to the Members,  as all such benefits,  obligations and  restrictions are set forth in the Operating  Agreement.  The Buyer agrees to execute and delivery such instruments and to take such other actions as the Company may reasonably  request,  in connection  with his purchase of the Purchased Units and his admission as a Member of the Company.

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4.  REPRESENTATIONS  OF THE  SELLER.  The  Seller  represents  and  warrants  to the Buyer as to the following:

         4.1 OWNERSHIP OF PURCHASED UNITS. The Seller owns the Purchased Units free and clear of any claims,  charges,  liens,  security  interests,  encumbrances or any other  restrictions  whatsoever
(collectively,  "LIENS").  Such units are not bound by or subject  to any proxy,  agreement,  voting trust or other restriction  regarding the transfer or voting thereof (other than as set forth in the
Operating Agreement),  and good and marketable title to such units shall be transferred to the Buyer as of the date hereof free and clear of any Liens.

         4.2.  AUTHORITY.  The Seller has full corporate  power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this  Agreement and the  consummation  of the  transactions  contemplated  hereby have been duly and validly  authorized by the Board of Directors of the Seller,  and no other corporate  proceedings on the part of the Seller are necessary to authorize this  Agreement or to consummate the  transactions so contemplated.

         4.3 ENFORCEABILITY.  This Agreement has been duly and validly executed and delivered by the
Seller and constitutes the legal, valid and binding obligation of the Seller enforceable  against it in accordance with its terms.

5. Miscellaneous Provisions.

         5.1 ASSIGNMENT.  This Agreement shall be binding on and inure to the benefit of the Parties and their successors and permitted assigns.

         5.2 GOVERNING LAW. This Agreement  shall be construed in accordance  with the internal laws of the Commonwealth of Massachusetts without regard to its conflicts of law principles.

         5.3 SEVERABILITY. In the event that any one or more of the provisions (or any part thereof)
contained in this Agreement shall, for any reason,  be held to be invalid,  illegal or unenforceable in any  respect,  then to the maximum  extent  permitted  by law,  such  invalidity,  illegality  or unenforceability shall not affect any other provision of this Agreement;  PROVIDED, HOWEVER, that if the deletion of any provision hereof  frustrates an essential  purpose of this Agreement or material rights of a Party,  the Parties shall seek in good faith  alternative  provisions or arrangements to achieve the same purposes as the invalid, illegal or unenforceable provision.

         5.4  COUNTERPARTS.  This  Agreement  may  be  executed  simultaneously  in  any  number  of counterparts,  each of which shall be deemed an original,  but all such counterparts  shall together constitute one and the same instrument.

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         5.5  INTEGRATED  DOCUMENT.  This Agreement  constitutes  the entire  agreement  between the
Parties relating to the subject matter hereof,  and all prior agreements shall be deemed merged into the  provisions of and  superseded  by this  Agreement.  No amendment or supplement  hereof shall be effective  or binding on any Party  unless  reduced to writing and  executed by the duly  authorized representatives of all the Parties.

         5.6 NOTICES.  Any notice given in connection  with this  Agreement  shall be in writing and shall  be  delivered  (i) by  certified  first  class  mail,  return  receipt  requested,  (ii) by a nationally-recognized  express  courier  delivery  service,  (iii)  by  hand,  or (iv) by  facsimile transmission,  in each case addressed to the Parties as follows:  (A) if to the Buyer at 445 E. 80th
Street, New York, NY 10021; and (B) if to the Seller at 8 Luguer Road, Manhasset, NY 10030.

         Any such address may be changed by written notice given in accordance herewith.  Any notice shall be deemed given as follows:  (a) if given in the manner described in clause (i), five (5) days after being deposited with the U.S. Postal Service,  (b) if given in the manner  described in clause
(ii), the next business day after being deposited for delivery with the courier; (c) if given in the manner described in clause (iii), when delivered; and (d) if given in the manner described in clause
(iv), when transmitted (provided that the sender receives and retains electronic confirmation of the successful completion of such facsimile transmission).

         5.7 CONSTRUCTION.  The Parties have participated jointly in the negotiation and drafting of this  Agreement.  In the event an ambiguity  or question of intent or  interpretation  arises,  this
Agreement  shall be construed as if drafted  jointly by the Parties and no  presumption or burden of proof  shall arise  favoring  or  disfavoring  any Party by virtue of the  authorship  of any of the provisions of this Agreement.

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         IN WITNESS  WHEREOF,  this Purchase and Sale  Agreement has been executed under seal by the
Parties as of the date first above written.

SELLER:                                                       BUYER:

T3 THERAPEUTICS, INC.

By:__________________________                                 _____________________________
   Name:                                                      Edward B. Grier III
   Title:

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                                              EXHIBIT D

                                    REGISTRATION RIGHTS AGREEMENT

         This  Registration  Rights  Agreement,  dated  as of June  25,  2002,  is by and  among  T3
Therapeutics,  LLC, a Delaware limited  liability  company (the "COMPANY"),  and those investors set forth on  Schedule A attached  hereto  (the  "INVESTORS").  The  Company  and the  Investors  may be
collectively referred to as the "PARTIES."

         WHEREAS, the Investors have agreed to purchase membership units of the Company; and

         WHEREAS,  as a condition of such purchase the Investors  have  requested  certain rights to require the Company to register their membership units for public distribution.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.       CERTAIN DEFINITIONS.

         As used in this Agreement, the following terms shall have the respective meanings set forth below:

         "CLASS B UNITS"  shall mean up to 250 Units  designated  as Class B Units and issued to the
Investors  by the Company  pursuant to the terms and  conditions  of the Limited  Liability  Company
Agreement.

         "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended,  and any similar federal statute successor thereto, and the rules and regulations of the Commission promulgated under the Exchange Act, as they each may, from time to time, be in effect.

         "FORM S-1" shall mean such form under the Securities Act as in effect on the date hereof or any  registration  form under the Securities  Act  subsequently  adopted by the  Commission  that is provided for the initial public offering of equity securities by a domestic corporation.

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         "FORM S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration  form under the Securities Act subsequently  adopted by the Commission that permits inclusion or incorporation  of substantial  information by reference to other documents filed by the
Company with the Commission.

         "HOLDER"  means the Investors and any persons or entities to whom the rights  granted under this Agreement are transferred as permitted by Section 8.4 below.

         "INTEREST"  means the entire equity interest (or "limited  liability  company  interest" as such term is used in the Delaware Limited  Liability Company Act) of a member in the Company and all rights and liabilities  associated  therewith,  including without limitation rights to distributions
(liquidating or otherwise), allocations, information, and rights to consent or approve.

         "LIMITED  LIABILITY COMPANY AGREEMENT" means the Limited Liability Company Agreement of the
Company, as it may be amended, supplemented or restated from time to time.

         "PERSON" shall mean any natural person,  corporation,  limited  liability  company,  trust, partnership,  joint venture, joint stock company,  unincorporated organization,  association, or any other entity.

         "REGISTER",  "REGISTERED"  and  "REGISTRATION"  shall refer to a  registration  effected by preparing  and  filing a  Registration  Statement  in  compliance  with the  Securities  Act and the declaration or ordering of the effectiveness of such Registration Statement.

         "REGISTRABLE  UNITS"  shall  mean (i) the  Class B Units,  (ii) any Units  issued  upon the exercise of preemptive  rights or  adjustment of the Class B Percentage  Interest (as defined in the
Limited  Liability  Company  Agreement)  under the  Agreement;  and (iii) any other  equities of the
Company issued in respect of such Units (because of equity dividends,  equity splits,  combinations, reorganizations,  recapitalizations or similar events involving a change in the capital structure of the Company); PROVIDED, HOWEVER, that Registrable Units shall cease to be Registrable Units (x) upon any sale  pursuant to a  Registration  Statement  or Rule 144,  (y) upon any sale in any manner to a
Person which, by virtue of Section 8.4 of this Agreement, is not entitled to the registration rights provided by this Agreement or (z) with respect to any Holder,  if the Registrable Units then held by such Holder may be sold to the public immediately without registration, including Units which may be sold within a period of 90 days under Rule 144.

         "REGISTRATION  EXPENSES" shall mean expenses  incurred by the Company in complying with the registration  requirements of this Agreement  including,  without  limitation,  all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company,  fees and expenses  (including  counsel fees) incurred in connection with complying with state  securities or "blue sky" laws, fees of the National  Association of Securities  Dealers,
Inc., transfer taxes, fees of transfer agents and registrars,  and reasonable fees and disbursements of one counsel for the Selling  Holders  (such fees and  disbursements  not to exceed  [$50,000] per registration), but excluding any Selling Expenses.

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         "REGISTRATION  STATEMENT" shall mean a registration statement filed by the Company with the
Commission  pursuant to the  Securities  Act for a public  offering  and sale of  securities  of the
Company;  PROVIDED,  that  the  definition  of  Registration  Statement  shall  not  include:  (i) a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose  or (ii) any  registration  statement  covering  only  securities  proposed  to be issued in exchange for securities or assets of another entity.

         "RULE 144" means Rule 144 as  promulgated by the  Commission  under the Securities  Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         "SECURITIES  ACT" means the  Securities  Act of 1933, as amended,  and any similar  federal statute  successor  thereto,  and the rules and regulations of the Commission  promulgated under the
Securities Act, as they each may, from time to time, be in effect.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Units and the fees of more than one counsel to the Selling Holders.

         "SELLING  HOLDER" shall mean any holder of Registrable  Units  exercising the  registration rights set forth in Section 2 or 3 hereof.

         "UNITS" means equal units  representing the Interests of the several members of the Company at any particular time, each of which Units shall have rights and duties the same as each other Unit unless the Limited Liability Company Agreement shall expressly provide differing rights,  powers and duties with respect to separate classes or series of Units.

2.       DEMAND REGISTRATION RIGHTS

         2.1 REQUEST FOR  REGISTRATION.  On the date that is 6 months  after the initial  registered public offering of Units, a Holder may, by written notice (an "INITIAL DEMAND REGISTRATION  NOTICE")
to the Company request that the Company effect a registration  under Section 5 of the Securities Act of a specified number of Registrable Units. The Initial Demand  Registration  Notice shall state the number of Registrable Units for which the notice applies and the expected  aggregate proceeds of the offering  (prior to  underwriting  discounts  and  commissions)  as well as the  intended  method of distribution. If the Holder intends to distribute the Registrable Units by means of an underwriting, it shall so advise the Company in the Initial Demand Registration Request.

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         2.2 FORM S-1 DEMAND  REGISTRATION  RIGHTS.  If, at the time the Company receives an Initial
Demand  Registration  Notice,  the Company is not eligible to file a Registration  Statement on Form
S-3, the Company may effect the registration on Form S-1; PROVIDED,  HOWEVER, that the Company shall have no obligation to effect such  registration if the number of Registrable Units designated in the
Initial Demand  Registration  Notice constitutes less than 50% of the Registrable Shares entitled to demand  registration  rights pursuant to this Agreement In connection  with an  underwritten  public offering of the Registrable Units, the Selling Holders shall enter into an underwriting agreement in customary form with the Company and the underwriter or underwriters  selected for such  underwriting by the Selling  Holders (which  underwriter or  underwriters  shall be reasonably  acceptable to the
Company).  Subject to the provisions,  hereof,  the Company shall use its best efforts to effect the registration,  as expeditiously as possible,  on Form S-1 of all Registrable Units which the Company has been requested so to register pursuant to this Section 2.2 and Section 2.4 below.

         2.3 FORM S-3 DEMAND  REGISTRATION  RIGHTS.  If, at the time the Company receives an Initial
Demand  Registration  Notice, the Company is eligible to file a Registration  Statement on Form S-3, the Company may effect the registration on Form S-3; PROVIDED,  HOWEVER, that the Company shall have no obligation to effect such  registration if (i) the number of Registrable  Units designated in the
Initial Demand  Registration  Notice  constitutes less than 20% of the Registrable Units entitled to demand  registration  rights  pursuant to this  Agreement  and (ii) the minimum  market value of any offering and registration of Registrable Shares made pursuant to this Section 2.3 shall be estimated to be less than $1,000,000  (prior to deductions for underwriting  discounts and commissions) at the time of filing such Registration Statement.  Subject to the provisions hereof, the Company shall use its best  efforts to effect the  registration,  as  expeditiously  as  possible,  on Form S-3 of all
Registrable  Units which the Company has been requested so to register  pursuant to this Section 2.3 and Section 2.4 below.

         2.4 NOTICE TO OTHER HOLDERS.  Upon receipt of any Initial Demand  Registration  Notice, the
Company shall promptly give written notice of such proposed registration to all Holders. Each Holder shall have the right,  by giving  written notice (an  "ADDITIONAL  DEMAND  REGISTRATION  NOTICE" and together with the Initial Demand  Registration  Notice,  the "DEMAND  REGISTRATION  NOTICES") to the
Company  within 15 days after the  Company  provides  its notice to elect to have  included  in such registration  such of the  Holder's  Registrable  Units as such Holder may request in such notice of election.  A Holder's  failure  to  deliver an  Additional  Demand  Registration  Notice  during the above-referenced  15 day period shall be deemed a waiver by such Holder of its right to  participate in such registration.

         2.5  REGISTRATION  OF LESS THAN ALL OF THE  REGISTRABLE  UNITS.  Notwithstanding  any other provision  of this  Section 2 to the  contrary,  if the  managing  underwriter  of any  underwritten

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offering  advises  the  Company in writing  (and the  Company  shall  promptly so advise the Selling
Holders in writing of same) that, in its opinion,  the number of securities requested to be included in such  registration  exceeds the number  which can be sold in such  offering  within a price range acceptable  to the Selling  Holders  holding a majority of the  Registrable  Units for which  Demand
Registration  Notices have been delivered,  then they may at their option within 10 days of the date on which  such  notice is  delivered  to the  Selling  Holders  (i) agree to  reduce  the  number of
Registrable Units included in the underwriting  (subject to the minimum  percentage and market value requirements  set forth in  Sections  2.2 or 2.3,  as the case may be) or (ii)  withdraw  the Demand
Registration  Notices.  Any Registrable Units excluded or withdrawn from such underwriting  shall be withdrawn from the registration.  The determination of the Selling Holders referenced above shall be evidenced  by a  writing  (the  "WITHDRAWAL  NOTICE")  and  delivered  to  the  Company  within  the above-referenced  10-day period.  Failure to deliver a Withdrawal Notice within the specified period shall result in the automatic  withdrawal of the registration  request. If the Selling Holders elect to  withdraw a request  for  registration,  the  Registration  Expenses  incurred  by the Company in connection with such withdrawn  registration shall be reimbursed by such Selling Holders;  PROVIDED,
HOWEVER,  that if such  Selling  Holders  elect,  (which such  election  shall be included  with the
Withdrawal  Notice) in  writing,  to treat the  withdrawn  registration  as a  registration  for the purposes of this Section 2, the Company shall pay such Registration Expenses.

         2.6 LIMITS ON  REGISTRATION  RIGHTS.  The  registration  rights set forth  herein  shall be subject to the following limitations:

         (i)      The  Company  shall  not  be required to effect more than 2 Form S-1 registrations pursuant to this Section 2.

         (ii)     The Company shall not be required to effect any  registration on Form S-1 pursuant to this  Section 2 within six (6)  months  after the  effective  date of any other
                  Registration Statement of the Company.

         (iii)    If at the time of any  request to  register  Registrable  Units  pursuant  to this
                  Section 2, the Company is engaged or has fixed plans to engage  within 180 days of the time of the request in a  registered  public  offering as to which the Holders may  include  Registrable  Units  pursuant to Section 3 or is engaged in any other activity  which,  in the  good  faith  determination  of the  Company's  Board  of
                  Managers,  would  be  adversely  affected  by the  requested  registration  to the material detriment of the Company,  then the Company may at its option direct that such  request  be  delayed  for a period  not in  excess  of six  months  from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the
                  Company not more than once in any 18 month period.

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         For the purposes of Subsections (i) and (ii) above, a registration shall not count until it becomes effective.

         2.7  PRIORITY  ON DEMAND  REGISTRATIONS.  The  Company  shall be entitled to include in any
Registration  Statement  referred to in this  Section 2, for sale in  accordance  with the method of disposition  specified by the Selling  Holders,  Units to be sold by the Company for its own account and for the account of other selling  holders,  except as and to the extent that, in the  reasonable opinion of the managing  underwriter (if such method of disposition shall be an underwritten  public offering), or in the opinion of the Board of Managers (if such method of disposition shall not be an underwritten  public  offering),  such inclusion would  materially and adversely  affect such public offering.  A written copy of such opinion of the managing  underwriter or Board of Managers shall be provided to any Selling Holder upon such holder's request.

3.       PIGGY BACK REGISTRATION RIGHTS.

         3.1 PIGGYBACK  REGISTRATION RIGHTS. If, at any time (other than pursuant to Section 2), the
Company  determines  to register  any of its  securities  under the  Securities  Act for sale to the public,  whether for its own account or for the account of other  security  holders or both  (except with respect to registration statements on Form S-8 or its then equivalent,  or in connection with a
Rule 145  transaction or Form S-4 or its  equivalent,  or another form not available for registering the Registrable Units for sale to the public),  each such time it will give prompt written notice to the Holders of its intention so to do and of the proposed method of distribution of such securities.
Upon the written request of any such Holder, received by the Company within 10 days after the giving of any such  notice by the  Company,  to  include in the  registration  a  designated  number of its
Registrable  Units, the Company will cause such Registrable  Units to be covered by the Registration
Statement  proposed  to be filed by the  Company,  all to the extent and under the  conditions  such registration is permitted under the Securities Act. A Holder's failure to deliver such notice during the  above-referenced  10 day  period  shall be  deemed  a waiver  by such  Holder  of its  right to participate in such registration.

         In  connection  with any offering  involving  an  underwriting  of shares of the  Company's capital  interests,  the Company  shall not be required  under this  Section 3 to include any of the
Registrable  Units  in such  underwriting  unless  the  Selling  Holders  accept  the  terms  of the underwriting  as agreed upon  between the Company and the  underwriters  selected by it (or by other persons  entitled to select the  underwriters)  and enter into such  underwriting  agreement with an underwriter  or  underwriters  selected by the Company.  In  connection  with any such  underwriting agreement,  the Selling Holders shall not be required to make  representations  and warranties other than  representations  and warranties  regarding their ownership and title to the Registrable  Units being sold and the plan of distribution with respect to the Registrable Units.

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         3.2 PRIORITY ON PRIMARY  REGISTRATIONS.  In the event that a registration  pursuant to this
Section  3 is an  underwritten  primary  registration  on behalf of the  Company,  and the  managing underwriters advise the Company in writing that in their opinion the number of securities  requested to be included in such registration would materially and adversely affect such public offering,  the
Company will include in such  registration  (A) FIRST,  the securities the Company proposes to sell,
(B) SECOND,  the  Registrable  Units  requested  to be included in such  registration  which in such opinion of such  underwriters  can be sold,  pro rata among the Selling  Holders on the basis of the number of Registrable  Units owned by such holders,  with further  successive  pro rata  allocations among the Selling  Holders if any such holder had requested the  registration  of less than all such
Registrable  Units it is entitled to  register,  and (C) THIRD,  other  securities  requested  to be included in such  registration.  Notwithstanding  the  foregoing to the contrary,  other  securities requested to be included in such registration to the extent granted  registration  rights pari passu with the Registrable  Units shall be treated on a pro rata basis with the Registrable  Units for the purposes of this Section 3.2.

         3.3 PRIORITY ON SECONDARY REGISTRATIONS.  In the event that a registration pursuant to this
Section 3 is an underwritten secondary registration on behalf of holders of the Company's securities
(other than a demand  registration  under this Agreement) and the managing  underwriters  advise the
Company in writing that in their opinion the number of  securities  requested to be included in such registration would materially and adversely affect such public offering, the Company will include in such  registration  (x) FIRST,  the  securities  requested  to be  included  therein by the  holders requesting such  registration,  (y) SECOND,  the Registrable  Units requested to be included in such registration  which in such  opinion of such  underwriters  can be sold,  pro rata among the Selling
Holders  on the  basis of the  number of  Registrable  Units  owned by such  holders,  with  further successive  pro rata  allocations  among the Selling  Holders if any such holder has  requested  the registration  of less than all such  Registrable  Units it is entitled to  register,  and (z) THIRD, other securities requested to be included in such registration. Notwithstanding the foregoing to the contrary,  other  securities  requested to be included in such  registration  to the extent  granted registration  rights pari passu with the Registrable Units shall be treated on a pro rata basis with the Registrable Units for the purposes of this Section 3.3.

4.       MARKET STAND-OFF.

         4.1  RESTRICTIONS  ON COMPANY  OFFERINGS.  The Company  shall not effect any public sale or distribution  of its Units or any securities  convertible  into or  exchangeable  or exercisable for
Units,  during the 7 days prior to and during the 60 day period  beginning on the effective  date of any  underwritten  registration  pursuant  to  Section  2  (except  as  part  of  such  underwritten registration or pursuant to  registrations  on Form S-4 or Form S-8 or any successor form or as part of any other issuance of Units in exchange for securities or assets of another corporation),  unless the underwriters managing such registered public offering otherwise agree;  PROVIDED,  HOWEVER, that the  restrictions  pursuant to this Section 4.1 shall expire 60 days from the effective  date of the second demand registration pursuant to Section 2.

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         4.2 RESTRICTIONS ON OFFERINGS OF HOLDERS.  Other than pursuant to Section 3, the holders of
Registrable  Units shall not effect any public sale or distribution of their  Registrable  Units, or any securities  convertible into or exchangeable or exercisable for Registrable Units,  during the 7 days prior to and  during the 60 day period  beginning  on the  effective  date of any  underwritten registration  of Units  initiated by the Company unless the  underwriters  managing such  registered public offering otherwise agree.

5. REGISTRATION  PROCEDURES.  If and whenever the Company is required by the provisions of Section 2 or 3 to use its best  efforts  to  effect  the  registration  of any  Registrable  Units  under  the
Securities  Act,  the  Company  will,  at its cost  and  expense,  as  expeditiously  as  reasonably practicable:

         (a) prepare and file with the Commission a Registration Statement (which, in the case of an underwritten  public offering pursuant to Section 2.2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such  securities and use it best efforts to cause such  Registration  Statement to become and remain effective  for up to 3 months for a  registration  pursuant  to Section 2.2 and up to 6 months for a registration pursuant to Section 2.3 or, if earlier until the distribution has been completed;

         (b) prepare and file as expeditiously as reasonably  practicable and in any event within 90 days with the Commission  such  amendments and  supplements to such  Registration  Statement and the prospectus  used in  connection  therewith as may be necessary to keep such  Registration  Statement effective  for the period  specified in Subsection  (a) above and comply with the  provisions of the
Securities Act with respect to the disposition of all Registrable Units covered by such Registration
Statement in accordance with the Selling  Holders'  intended method of disposition set forth in such
Registration Statement for such period;

         (c) furnish to each  Selling  Holder and to each  underwriter  such number of copies of the
Registration  Statement and the prospectus included therein (including each preliminary  prospectus)
as such persons  reasonably may request in order to facilitate the public sale or other  disposition of the Registrable Units covered by such Registration Statement;

         (d) use its best  efforts to  register  or qualify the  Registrable  Units  covered by such
Registration  Statement under the securities or "blue sky" laws of such jurisdictions as the Selling
Holders or, in the case of an underwritten  public  offering,  the managing  underwriter  reasonably shall  request,  provided,  however,  that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign  corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

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         (e) use its best  efforts  to list  the  Registrable  Units  covered  by such  Registration
Statement with NASDAQ or any  securities  exchange on which the Units of the Company is then listed, or NASDAQ or such securities exchange as shall be selected by the Company;

         (f)  promptly  notify each  Selling  Holder and each  underwriter  under such  Registration
Statement,  at any time when a prospectus  relating  thereto is required to be  delivered  under the
Securities  Act, of the  happening  of any event of which the Company has  knowledge  as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement  of a material  fact or omits to state a material  fact  required to be stated  therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (g) notify each Selling Holder under such  Registration  Statement of (i) the effectiveness of  such  Registration  Statement,  (ii)  the  filing  of  any  post-effective  amendments  to  such
Registration Statement, or (iii) the filing of a supplement to such Registration Statement;

         (h) deliver to all Selling Holders as soon as reasonably  possible after  effectiveness  of such  Registration  Statement  an  earning  statement  covering a period of at least  twelve  months beginning after the effective date of the Registration  Statement as referred to in Section 11(a) of the Securities Act; and

         (i) make  available for  inspection  upon  reasonable  notice during the Company's  regular business hours by each Selling Holder, any underwriter participating in any distribution pursuant to such Registration  Statement,  and any attorney,  accountant or other agent retained by such Selling
Holder or underwriter,  all material financial and other records,  pertinent corporate documents and properties of the Company,  and cause the Company's officers,  directors and employees to supply all information reasonably requested by any such Selling Holder,  underwriter,  attorney,  accountant or agent in connection with such Registration Statement.

6.       OTHER MATTERS RELATING TO REGISTRATION.

         6.1 INFORMATION FROM SELLING HOLDERS.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the  Registrable  Units that the Selling Holders shall furnish to the Company such  information  regarding  themselves,  the
Registrable  Units held by them, and the intended  method of disposition of such securities as shall be required to effect the  registration of the Registrable  Units or to comply with applicable state securities  laws. In no way limiting the foregoing,  the Selling  Holders shall complete and execute all questionnaires,  powers of attorney,  indemnities,  underwriting  agreements and other documents required under the terms of any such underwriting arrangements.

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         6.2 PROSPECTUS DELIVERY. The Selling Holders acknowledge that there may be times (including without limitation the circumstances as described in Section 2.6 hereof) when,  notwithstanding  the
Company's  efforts  described  in Section 5, the  Company  must  temporarily  suspend the use of the prospectus forming a part of any such Registration  Statement until such time as (i) the Company has filed an amendment to such Registration  Statement and such amendment has been declared effective by the Commission,  (ii) the Company has supplemented the relevant prospectus, or (iii) the Company has filed an appropriate report with the Commission  pursuant to the Exchange Act. The Company shall use its best efforts to promptly notify the Selling Holders,  at any time when a prospectus  relating to the Registrable Units covered by such  Registration  Statement is required to be delivered under the
Securities Act or of the happening of an event as a result of which the prospectus  included in such
Registration  Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the  statements  therein not misleading in the light of the circumstances then existing. During any period in which sales are suspended,  the Selling  Holders agree not to sell any such  Registrable  Units pursuant to any such prospectus.  Subject only to the Company's right to give notice of a suspension  period as permitted under Section 2.6, the Company shall promptly provide the Selling Holders with revised  prospectuses and,  following  receipt of the revised  prospectuses,  the Selling  Holders shall be free to resume making offers of the Registrable Units.

         6.3.  EXPENSES.  The Company will pay all  Registration  Expenses in  connection  with each
Registration Statement under the registration  requirements of this Agreement.  All Selling Expenses in connection with each Registration Statement under the registration requirements of this Agreement shall be borne by the Selling Holders in proportion to the number of Registrable Units sold by each, or by such  Selling  Holders  other than the Company  (except to the extent the  Company  shall be a seller) as they may agree.

         6.4 LOCK-UP  AGREEMENTS.  Each Holder who, at the time of the proposed  filing of the first
Registration  Statement  for  an  underwritten  offering  by the  Company  or by a  Selling  Holder,
beneficially  owns  1%  or  more  of  the  outstanding   capital  interest  of  the  Company,  on  a
fully-converted,  fully-diluted  basis,  shall, agree, to be bound by such lock-up agreements as the managing  underwriter  of  any  such  registration  shall  specify  as a  requirement  to  any  such underwriting.

7.       INDEMNIFICATION AND CONTRIBUTION.

         7.1 COMPANY INDEMNIFICATION. In the event of a registration of any of the Registrable Units pursuant to this Agreement,  the Company will indemnify and hold harmless each Selling Holder,  each underwriter of such Registrable  Units  thereunder and each other person,  if any, who controls such seller or underwriter within the meaning of the Securities Act (each a "SELLER INDEMNIFIED  PARTY"), against any claims, damages,  liabilities,  losses, judgments,  settlements and expenses,  including

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without  limitation,  all reasonable fees and disbursements of counsel actually incurred incident to the  investigation  or  defense  of any  claim or  proceeding  or  threatened  claim or  proceeding,
(collectively,  the "DAMAGES"),  to which such Seller Indemnified Party may become subject under the
Securities  Act or otherwise,  insofar as such Damages arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any  Registration  Statement under which such  Registrable  Units were  registered  pursuant to this  Agreement,  any preliminary prospectus or final prospectus  contained therein,  or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged  omission to state therein a material fact required to be stated  therein  or  necessary  to make the  statements  therein  not  misleading  or (ii) any
violations  of  applicable  securities  law  relating  to  such  registration   (collectively,   the
"VIOLATIONS").  The  indemnification  obligations of the Company set forth in this Section 7.1 shall not apply to the following:

         (a)      amounts  paid in  settlement  of any such Damages if such  settlement  is effected
                  without  the  written   consent  of  the  Company  (which  consent  shall  not  be unreasonably withheld or delayed);

         (b)      Damages  that arise out of or are based upon a  Violation  that occurs in reliance upon and in conformity with information  furnished in writing expressly for use in connection with such registration by a Seller Indemnified Party;

         (c)      Damages  arising  from the sale of  Registrable  Units to any  Person  by a Seller
                  Indemnified  Party that failed to send or give a copy of the  prospectus  (as then amended or  supplemented  if the Company shall have  furnished  any  amendments or supplements  thereto) to that Person  within the time  required by the  Securities
                  Act, and if the  prospectus (as so amended or  supplemented)  would have cured the defect giving rise to such Damages; and

         (d)      Damages that are finally  judicially  determined to result  primarily from actions taken or omitted  to be taken by a Seller  Indemnified  Party due to such  party's willful misconduct or gross negligence.

         7.2  SELLING  HOLDER  INDEMNIFICATION.  In  the  event  of a  registration  of  any  of the
Registrable  Units pursuant to this  Agreement,  each Selling Holder  thereunder,  severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the  Securities  Act,  each officer of the Company who signs the  registration statement,  each  director  of the  Company,  each  underwriter  and each  person who  controls  any underwriter within the meaning of the Securities Act (each a "COMPANY INDEMNIFIED  PARTY"),  against all Damages,  to which a Company  Indemnified  Party may become  subject under the Securities Act or otherwise,  insofar as such Damages  arise out of or are based upon any untrue  statement or alleged

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untrue  statement of any material  fact  contained in any  Registration  Statement  under which such
Registrable Units were registered  pursuant to this Agreement,  any preliminary  prospectus or final prospectus  contained therein,  or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements  therein not  misleading.  Notwithstanding  the foregoing to the contrary,  a Selling Holder will be liable hereunder if and only to the extent that any such Damages arise out of or are based upon an untrue  statement  or alleged  untrue  statement  or  omission  or alleged omission made in reliance upon and in conformity with  information  furnished to the Company by such Selling Holder in writing specifically for use in the Registration  Statement or prospectus;
PROVIDED,  that the liability of such Selling Holder hereunder shall be limited to the proportion of any such Damages that are equal to the proportion  that the public  offering price of the units sold by such Selling Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder,  but not in any event to exceed the net proceeds (after underwriting discounts and commissions) received by such Selling Holder in respect of shares sold by such Selling
Holder. The  indemnification  obligations of each Selling Holder set forth in this Section 7.2 shall not apply to the following:

         (a)      amounts  paid in  settlement  of any such Damages if such  settlement  is effected without the written  consent of those Selling  Holders holding a majority of those
                  Registrable  Units sold or to be sold to the public  (which  consent  shall not be unreasonably withheld or delayed); or

         (b)      Damages that are finally  judicially  determined to result  primarily from actions taken or omitted to be taken by a Company  Indemnified  Party due to such  party's willful misconduct or gross negligence

         7.3 INDEMNIFICATION PROCEDURE. The indemnified party shall promptly notify the indemnifying party in writing of any claim it may have for  indemnification  under this Section 7,  including the institution of any legal action against the indemnified  party  specifying in reasonable  detail the
Damages and the nature of the claim.  Failure of an  indemnified  party to promptly give such notice shall not relieve the indemnifying party of its obligation to indemnify  hereunder,  but as a result of such failure,  the indemnifying party shall not be liable to the indemnified party for the amount of Damages  caused by such  failure.  In case any action  shall be brought  against the  indemnified party,  notification  shall be given to the  indemnifying  party of the  commencement  thereof.  The indemnifying  party shall be entitled to participate  therein and, to the extent that it shall wish, to assume the defense thereof.  After notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof (with counsel reasonably acceptable to the indemnified party) and of its agreement to be fully responsible for all liability arising from such action,  the indemnifying  party  shall not be liable to the  indemnified  party for any legal  expenses of other counsel or any other  expenses,  in each case  subsequently  incurred by the  indemnified  party, in connection with the defense thereof. The indemnified party shall furnish at the indemnifying party's

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reasonable  request  and  expense,  information  and  assistance  necessary  for such  defense.  The indemnified  party shall have the right to employ separate counsel in such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying  party  unless  the  indemnified  party  reasonably  concludes  (based on the advice of counsel)  that the  indemnifying  party and the  indemnified  party have  conflicting  interests  or different  defenses  available  with  respect to such action in which case the  reasonable  fees and expenses of counsel to the  indemnified  party shall be  considered  "Damages"  for purposes of this
Section 7. The  indemnifying  party shall not settle or  compromise a claim  without  prior  written notice to and consent of the indemnified party, which consent shall not be unreasonably  withheld or delayed.

         7.4 CONTRIBUTION.  If the indemnification provided for in this Section 7 is held by a court of competent  jurisdiction (by the entry of a final judgment or decree and the expiration of time to appeal or the denial of the last right of appeal) to be  unavailable  to an  indemnified  party with respect to any Damages, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by the indemnified  party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified  party on the other, in connection with the statements or omissions that resulted in such Damages, as well as any other relevant equitable considerations.  The relative fault of the  indemnifying  party and of the indemnified  party shall be determined by reference to, among  other  things,  whether  the untrue or alleged  untrue  statement  of a material  fact or the omission to state a material fact relates to information  supplied by the  indemnifying  party or by the indemnified  party and the parties'  relative  intent,  knowledge,  access to  information,  and opportunity to correct or prevent such statement or omission;  PROVIDED,  HOWEVER, that, in any such case (A) the  Selling  Holder will not be  required  to  contribute  any amount in excess of the net proceeds (after  underwriting  discounts and commissions) from the offering received by such Selling
Holder,  and (B) no Person  guilty of  fraudulent  misrepresentation  (within the meaning of Section
11(f) of the Securities Act) will be entitled to contribution  from any Person who was not guilty of fraudulent misrepresentation.

         7.4 SURVIVAL.  The indemnification and contribution  provided for under this Agreement will remain  in full  force  and  effect  regardless  of any  investigation  made by or on  behalf of the indemnified party or any officer,  director or controlling Person of such indemnified party and will survive for such  indemnified  party and such  officers,  directors or  controlling  Persons of such indemnified party the transfer of securities.

8.       MISCELLANEOUS

         8.1 RULE 144  REPORTING  AND RULE 144A  INFORMATION.  With a view to making  available  the benefits of certain rules and  regulations of the Commission  that may at any time permit the resale of the Registrable  Shares without  registration,  the Company will at all times after 90 days after

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the initial  registered  public  offering of the  Company's  Units or following  registration  under
Section 12 of the Exchange Act:

         (a)      make and keep public  information  available,  as those terms are  understood  and defined in Rule 144 under the Securities Act;

         (b)      file with the  Commission  in a timely  manner  all  reports  and other  documents required of the Company under the Securities Act and the Exchange Act; and

         (c)      furnish to each Holder  forthwith upon request a written  statement by the Company as to its compliance  with the reporting  requirements of such Rule 144 and of the
                  Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the  Company,  and such  other  reports  and  documents  so filed by the
                  Company as such Holder may  reasonably  request in availing  itself of any rule or regulation of the Commission  allowing such Holder to sell any  Registrable  Units without registration.

         In addition, the Company shall, at the request of any Holder, make available to such Holder and to any prospective transferee of such Holder the information concerning the Company described in
Rule 144A(d)(4) under the Securities Act.

         8.2.  LIMITATIONS ON SUBSEQUENT  REGISTRATION  RIGHTS.  From and after the date hereof, the
Company shall not,  without the prior written consent of the Holders holding no less than a majority of the  Registrable  Units enter into any  agreement  with any holder or  prospective  holder of any securities of the Company which would give such holder or  prospective  holder  registration  rights which are superior to those of the Holders hereunder.

         8.3 TERMINATION OF REGISTRATION  RIGHTS.  Notwithstanding  anything contained herein to the contrary,  this Agreement and the registration  rights set forth herein shall terminate and be of no further  force or effect on the fifth  anniversary  of the  consummation  of the  Company's  initial registered public offering of Units.

         8.4 ADDITIONAL  PARTIES.  If any Holder  transfers any Registrable  Units such Holder shall cause the execution by such  transferee of a counterpart of this  Agreement and an amendment  adding such  transferee's  name as a signatory  hereto.  This  Agreement  shall  thereafter  be amended and restated to include  such  transferee  without the  necessity  of  procuring  an  amendment  to this
Agreement by the other Parties. Any such transferee acquiring Registrable Units from a Holder, shall be deemed a "Holder" hereunder.

         8.5 CHANGES IN UNITS.  If, and as often as, there is any change in the Class B Units by way of a  equity  split,  equity  dividend,  combination  or  reclassification,  or  through  a  merger, consolidation,  reorganization or recapitalization,  or by any other means,  appropriate  adjustment shall be made in the  provisions  hereof so that the  rights and  privileges  granted  hereby  shall continue with respect to Class B Units as so changed.

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         8.6 GOVERNING  LAW. This Agreement  shall be governed by, and construed in accordance  with the laws of the State of  Delaware,  without  giving  effect to the  principles  of conflicts of law thereof.

         8.7 DAMAGES.  The Company  recognizes and agrees that the Holders will not have an adequate remedy if the  Company  fails to comply  with this  Agreement  and that  damages  may not be readily ascertainable,  and the Company  expressly  agrees that, in the event of such failure,  it shall not oppose an application by a Holder requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

         8.8 NOTICES.  All notices under this Agreement  shall be sent to the respective  Parties at the address  specified in the preamble  hereof,  in the case of the  Company,  and on the  Schedules attached  hereto,  in the case of the other  Parties,  or such other  address as each such Party may designate in writing. All notices,  requests,  consents and other communications  hereunder shall be deemed to have  been  properly  given (i) if by hand,  at the time of the  delivery  thereof  to the receiving  Party  at the  address  of such  Party  set  forth  above,  (ii)  if  made  by  facsimile transmission,  at the time that receipt thereof has been acknowledged by electronic  confirmation or otherwise,  (iii) if sent by overnight  courier,  on the next  business day  following  the day such notice is delivered to the courier service,  or (iv) if sent by registered or certified mail, on the third business day following the day such mailing is made.

         8.9 OTHER GENERAL PROVISIONS. This Agreement, along with all exhibits and schedules hereto, constitute  the entire  agreement  of the  Parties  with  regard to the  subject  matter  hereof and supersede all prior and contemporaneous  agreements and understandings,  whether oral or written, of any of the Parties with respect thereto.  If any provisions of this Agreement shall be determined to be illegal or  unenforceable  by any court of law, the remaining  provisions  shall be severable and enforceable to the maximum extent possible in accordance  with their terms.  This Agreement shall be binding  upon and inure to the benefit of the Parties and their  permitted  successors  and assigns, legal  representatives  and heirs.  Neither this Agreement nor any provision hereof can be modified, amended, changed, discharged or terminated except by an instrument in writing, signed by the Company and the holders of no less than a majority of the Registrable Shares. This Agreement may be executed in one or more  counterparts,  each of which shall be deemed to be an original (a facsimile shall be deemed an original),  but all of which taken together shall  constitute one and the same instrument.
The Parties have  participated  jointly in the negotiation  and drafting of this  Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed

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as if drafted  jointly by the Parties and no  presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

                            [Remainder of Page Left Intentionally Blank]

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         IN WITNESS WHEREOF,  the undersigned have executed this Registration Rights Agreement as an instrument under seal as of the day and year first above written.

                                             T3 THERAPEUTICS, LLC

                                             By:____________________________________
                                                Name:
                                                Title:

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INVESTOR

___________________________________                                _________________________________
(Signature)                                                        (Print Name)

Address:___________________________

        ___________________________

If an entity:

___________________________________
(Name of entity)

By:      __________________________

Title:   __________________________

Address:___________________________

___________________________________

(IF THE INVESTOR IS OTHER THAN AN INDIVIDUAL,  PLEASE INDICATE THE FULL LEGAL NAME OF THE ENTITY AND
THE CAPACITY OR TITLE OF THE INDIVIDUAL SIGNING ON ITS BEHALF.)

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                                             Schedule A

                                              Investors

Investor:                                         Number of Shares
______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

Total

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